SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934, as amended.

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

                  Preliminary Proxy Statement [ ]

                  Confidential for Use of the Commission only(as permitted by Rule 14a-6(e)(2) [ ]

                  Definitive Proxy Statement [X]

                  Definitive Additional Materials  [ ]

                  Soliciting Material Pursuant to ss.ss. 240.14a-12 [ ]

                             1-800-FLOWERS.COM, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

                 (1) Title of each class of securities to which transaction applies:

                 (2) Aggregate number of securities to which transactions applies:

                 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 (4)    Proposed maximum aggregate value of transaction:

                 (5)    Total fee paid:
[ ]
         Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1) Amount Previously Paid:

                  (2) Form, Schedule or Registration Statement No.:

                  (3) Filing Party:

                  (4) Date Filed:

                             1-800-FLOWERS.COM, INC.

                              One Old Country Road
                           Carle Place, New York 11514

                    Notice of Annual Meeting of Stockholders

                                December 3, 2008

     The Annual Meeting of Stockholders (the "Annual Meeting") of 1-800-FLOWERS.COM, Inc. (the "Company") will be held at One Old Country Road, Carle Place, New York 11514, Fourth Floor Conference Room (the "Meeting Place"), on Tuesday, December 3, 2008 at 9:00 a.m. eastern standard time, or any adjournment thereof, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

          (1) To elect two Directors to serve until the 2011 Annual Meeting or until their respective successors shall have been duly elected and qualified;

          (2) To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 28, 2009; and

          (3) To transact such other matters as may properly come before the Annual Meeting.

     Only stockholders of record at the close of business on October 8, 2008 will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and for a period of ten days prior to the Annual Meeting, during regular business hours at the Meeting Place.

     All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, your proxy vote is important. To assure your representation at the Annual Meeting, you are urged to cast your vote, as instructed in the Notice of Internet Availability of Proxy Materials, over the Internet or by telephone as promptly as possible. If you received a copy of the proxy materials, you may sign, date and mail the proxy card envelope provided. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.


                                              By Order of the Board of Directors


                                              /s/ Gerard M. Gallagher
                                              ----------------------------------
                                              Gerard M. Gallagher
                                              Corporate Secretary
Carle Place, New York
October 24, 2008

           YOUR VOTE IS EXTREMELY IMPORTANT. YOU ARE URGED TO VOTE BY TELEPHONE OR INTERNET AS PROMPTLY AS POSSIBLE. ALTERNATIVELY, IF YOU RECEIVED
             A PAPER PROXY CARD BY MAIL, YOU MAY COMPLETE, SIGN AND
                         RETURN THE PROXY CARD BY MAIL.

                             1-800-FLOWERS.COM, INC.
                                 PROXY STATEMENT

                                October 24, 2008

     This Proxy Statement is furnished to stockholders of record of 1-800-FLOWERS.COM, Inc. (the "Company") as of October 8, 2008 (the "Record Date") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or the "Board") for use at the Annual Meeting of Stockholders (the "Annual Meeting") which will be held at One Old Country Road, Carle Place, New York 11514, Fourth Floor Conference Room (the "Meeting Place"), on Wednesday, December 3, 2008 at 9:00 a.m. eastern standard time or any adjournment thereof.

     In accordance with rules and regulations adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to every stockholder we are now furnishing proxy materials to our stockholders on the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail, you may not receive a printed copy of the proxy materials other than as described below. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you as to how you may submit your proxy by telephone or over the Internet. If you received a Notice of Internet Availability of Proxy Materials and did not receive proxy materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

      The Securities and Exchange Commission's rules permit us to deliver a single Notice or set of Annual Meeting materials to one address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Notice or Annual Meeting materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. at +1.800.542.1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Notices, proxy statements and annual reports for your household, please contact Broadridge at the above phone number or address.

     Shares cannot be voted at the Annual Meeting unless the owner is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the Annual Meeting will be voted at the Annual Meeting or any adjournment thereof in accordance with instructions thereon, or if no instructions are given, will be voted "FOR" the election of the named nominees as Directors of the Company, and "FOR" the ratification of the appointment of Ernst & Young LLP, as the Company's independent registered public accounting firm, for the fiscal year ending June 28, 2009; and will be voted in accordance with the discretion of the person appointed as proxy with respect to other matters which may properly come before the Annual Meeting. Any person giving a proxy may revoke it by written notice to the Company at any time prior to the exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a stockholder who attends the Annual Meeting may withdraw his or her proxy and vote in person. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on each of the proposals presented at the Annual Meeting, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

     The Annual  Report of the Company  (which does not form a part of the proxy
solicitation   materials)   is  being  made   available   on   www.proxyvote.com
concurrently herewith to stockholders.

     The mailing address of the principal executive office of the Company is One Old Country Road, Suite 500, Carle Place, New York 11514. It is anticipated that the Notice of Internet Availability of Proxy Materials is first being sent to stockholders on or about October 24, 2008. The proxy statement and form of proxy relating to the 2008 Annual Meeting is first being made available to stockholders on or about October 24, 2008.

                                VOTING SECURITIES

     The Company has two classes of voting securities issued and outstanding, its Class A common stock, par value $0.01 per share (the "Class A Common Stock"), and its Class B common stock, par value $0.01 per share (the "Class B Common Stock", and together with the Class A Common Stock, the "Common Stock"), which generally vote together as a single class on all matters presented to the stockholders for their vote or approval. At the Annual Meeting, each stockholder of record at the close of business on October 8, 2008 of Class A Common Stock will be entitled to one vote for each share of Class A Common Stock owned on that date as to each matter presented at the Annual Meeting and each stockholder of record at the close of business on October 8, 2008 of Class B Common Stock will be entitled to ten votes for each share of Class B Common Stock owned on that date as to each matter presented at the Annual Meeting. On October 8, 2008, 26,676,634 shares of Class A Common Stock and 36,858,465 shares of Class B Common Stock were outstanding. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and for a period of ten days prior to the Annual Meeting, during regular business hours at the Meeting Place.

                               METHODS OF VOTING

     Stockholders can vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

               o By Telephone -- You can vote by telephone by calling +1.800.690.6903

               o    By   Internet   --  You  can  vote  over  the   Internet  at
                    www.proxyvote.com by following the instructions on the proxy card; or

               o By Mail -- If you received your proxy materials by mail, you can vote by mail by signing, dating and mailing the enclosed proxy card.

     Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on December 2, 2008.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the Annual Meeting "FOR" the election of the nominees named below as Class III Directors of the Company to serve until the 2011 Annual Meeting or until their successors are duly elected and qualified. If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominee. The Board of Directors does not currently anticipate that any of the nominees will be unable to be a candidate for election.

     Pursuant to the Company's Third Amended and Restated Certificate of Incorporation, the Board of Directors has been divided into three classes, denominated Class I, Class II and Class III, with members of each class holding office for staggered three-year terms or until their respective successors are duly elected and qualified. The Board of Directors currently consists of eight members, two of whom are Class III Directors and each of whose term expires at the Annual Meeting. Each of such Class III Directors is a nominee for election. The nominees for Class III Directors are Messrs. James F. McCann and Christopher
G. McCann. The Class I Directors are Messrs. Lawrence Calcano, James Cannavino and Jeffrey C. Walker, each of whose term expires at the 2009 Annual Meeting. The Class II Directors are Messrs. John J. Conefry, Jr., Leonard J. Elmore and Ms. Jan L. Murley, whose terms expire at the 2010 Annual Meeting. At each Annual Meeting, the successors to the Directors whose terms have expired are elected to serve from the time of their election and qualification until the third Annual Meeting following their election or until a successor has been duly elected and qualified. The Company's Third Amended and Restated Certificate of Incorporation authorizes the removal of Directors under certain circumstances.

     The affirmative vote of a plurality of the Company's outstanding common stock present in person or by proxy at the Annual Meeting is required to elect the nominees for Directors.

Information Regarding Nominees for Election as Directors (Class III Directors)

     The following information with respect to the principal occupation or employment, other affiliations and business experience of each of the two nominees during the last five years has been furnished to the Company by such nominee.

     James F. McCann, age 57, has served as the Company's Chairman of the Board and Chief Executive Officer since inception. Mr. McCann has been in the floral industry since 1976 when he began a retail chain of flower shops in the New York metropolitan area. Mr. McCann is a member of the Board of Directors of Lottomatica S.p.A. and Willis Holdings Group. James F. McCann is the brother of Christopher G. McCann, a Director and the President of the Company.

     Christopher G. McCann, age 47, has been the Company's President since September 2000 and prior to that had served as the Company's Senior Vice President. Mr. McCann has been a Director of the Company since inception. Mr. McCann serves on the Board of Directors of Bluefly, Inc., and is a member of the Board of Trustees of Marist College. Christopher G. McCann is the brother of James F. McCann, the Company's Chairman of the Board and Chief Executive Officer.

   THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF MESSRS.
            J. McCANN AND C. McCANN AS CLASS III DIRECTORS TO SERVE
                 IN SUCH CAPACITY UNTIL THE 2011 ANNUAL MEETING.

INFORMATION REGARDING DIRECTORS WHO ARE NOT NOMINEES FOR ELECTION AT THIS ANNUAL MEETING

     The following information with respect to the principal occupation or employment, other affiliations and business experience during the last five years of each Director who is not a nominee for election at this Annual Meeting has been furnished to the Company by such Director.

     Jeffrey C. Walker, age 53, has been a Director of the Company since February 1995. Immediately prior to his retirement in December 2007, Mr. Walker served as the Chairman of CCMP Capital Advisors, LLC, a private equity firm, from August 2006. Prior thereto and from 1988 he was the Managing Partner of JPMorgan Partners, the private equity group of J.P. Morgan Chase & Co. and a General Partner thereof from 1984. He was also a vice chairman of J.P. Morgan Chase & Co. Mr. Walker is the Chairman of Millennium Promise, a non-profit organization dedicated to ending extreme poverty, hunger and disease. Mr. Walker is also a Director of several private companies.

     James Cannavino, age 64, has been a Director of the Company since June 2007. Mr. Cannavino has been Chairman of the Board of Direct Insite since 2000 and was appointed Chief Executive Officer in December 2002. Direct Insite is a global provider of financial supply chain automation across procure-to-pay and order-to cash business processes. From September 1997 through April 2000, he was elected non-executive Chairman of Softworks, Inc. (a wholly owned subsidiary of Direct Insite, formerly Computer Concepts), which went public and was later sold to EMC. Mr. Cannavino was also the Chief Executive Officer and Chairman of the Board of Directors of Cybersafe, Inc., a company specializing in network security. Prior to Cybersafe, Mr. Cannavino was hired as President and Chief Operating Officer of Perot Systems Corporation. In 1996 he was elected to serve as Chief Executive Officer through July 1997. During his tenure at Perot, he was responsible for all the day-to-day global operations of the Company, as well as for strategy and organization. Prior to Perot Systems, Mr. Cannavino served as a Senior Vice President at IBM, where he was responsible for corporate strategy and development. Mr. Cannavino's career spanned thirty years at IBM beginning in

1963. Mr. Cannavino led IBM's restructuring of its $7 billion PC business to form the IBM PC Company. He also served on the IBM Corporate Executive Committee and Worldwide Management Council, and on the board of IBM's integrated services and solutions company. He also was a board member for three IBM joint venture companies, including Prodigy Services, Inc.; Digital Domain, Inc.; and New Leaf Entertainment. Mr. Cannavino presently serves on the Boards of the National Center for Missing and Exploited Children and The International Center for Missing and Exploited Children. He is the immediate past chairman of the Board of Marist College in Poughkeepsie, New York and continues to serve on that board.

     Lawrence Calcano, age 45, has been a Director of the Company since December 2007. Mr. Calcano is the founder and Chief Executive Officer of Calcano Capital Advisors, Inc., an advisory and investment firm focusing on the broad technology industry, established in June 2007. From 1990 to June 2007, Mr. Calcano was employed by Goldman, Sachs & Co, most recently serving as the co-head of the firm's Global Technology Banking Group from 2002 until June 2007 and as the Co-COO of that group from 1997 to 2002. Mr. Calcano has deep domain knowledge and deal experience across all of the sub-sectors of technology, including software, the internet, communications equipment, service and semiconductors, having worked on many transactions within all of these sectors. Mr. Calcano was previously a Director of the Company from July 1999 to December 2003.

     John J. Conefry, Jr., age 64, has been a Director of the Company since October 2002. Mr. Conefry is Vice Chairman of the Board of Directors of Astoria Financial Corporation and its wholly-owned subsidiary, Astoria Federal Savings, since September 1998. He formerly served as the Chairman of the Board and CEO of Long Island Bancorp and The Long Island Savings Bank from September 1993 until September 1998. Prior thereto, Mr. Conefry was a Senior Vice President of Merrill Lynch, Pierce, Fenner & Smith, Inc., where he served in various capacities, including Chief Financial Officer. Mr. Conefry was a partner in the public accounting firm of Deloitte & Touche, LLP (formerly, Deloitte Haskins & Sells). Mr. Conefry serves on the board of St. Vincent's Services and Wheel Chair Charities, Inc., among others.

     Leonard J. Elmore, age 56, has been a Director of the Company since October 2002. Mr. Elmore is currently a Partner with the law firm of Dreier LLP in its New York City headquarters. Prior to his appointment with Dreier LLP in September, 2008, Mr. Elmore served as Senior Counsel with Dewey & LeBoeuf from October 2004 until March 2008. Prior thereto, Mr. Elmore served as the President of Test University, a leading provider of internet-delivered learning solutions for pre-college students, from 2001 to 2003. Mr. Elmore has served on the Board of Directors of Lee Enterprises, Inc. since February, 2007 and is currently a member of their Audit Committee. Mr. Elmore continues to fulfill his commitment to public service as a Trustee on the University of Maryland Board of Trustees, and a Commissioner on the John and James L. Knight Foundation's Knight Commission on Intercollegiate Athletics.

     Jan L. Murley, age 57, has been a Director of the Company since February 2007. Ms. Murley is currently serving as Interim President for the Company's Consumer Floral business segment since September 15, 2008. From June 30, 2008 to September 15, 2008, she rendered marketing consulting services to the Company.

Ms. Murley has served as a consultant to Kohlberg Kravis Roberts & Co. (KKR) (a private equity firm) from November 2006. From October 2003 to July 2006, Ms. Murley was Chief Executive Officer and a Director of The Boyds Collection, Ltd. (a publicly traded designer and manufacturer of gifts and collectibles), which was majority-owned by KKR. Boyds filed for bankruptcy under Chapter 11 of the US Bankruptcy Code in October 2005 and emerged from Chapter 11 in June 2006 as a private company. Prior to that, she was group Vice President - Marketing of Hallmark Cards, Inc. (a publisher of greeting cards and related gifts) from 1999 to 2002. Previously, Ms. Murley was employed by Procter & Gamble for more than 20 years, with her last position being Vice President for skin care and personal cleansing products. Ms. Murley has been a Director of The Clorox Company since November 2001 and serves as a member of its Audit and Nominating and Governance Committees.

Information about the Board and its Committees

     Each of our Directors,  other than Messrs.  James F. McCann and Christopher
G. McCann and Ms. Jan L. Murley, qualifies as an "independent director" as defined under the published listing requirements of the NASDAQ Stock Market. The NASDAQ independence definition includes a series of objective tests. For example, an independent director may not be employed by us and may not engage in certain types of business dealings with the Company. In addition, as further required by NASDAQ rules, the Board has made a subjective determination as to each independent Director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. In making these determinations, the Board reviewed and discussed information provided by the Directors and by the Company with regard to each Director's business and personal activities as they may relate to the Company and the Company's management. In addition, as required by NASDAQ rules, the Board determined that the members of the Audit Committee each qualify as "independent" under special standards established by NASDAQ and the U.S. Securities and Exchange Commission (the "Commission") for members of audit committees.

     The table below provides current membership and meeting information for each of the Board committees for Fiscal 2008.

Current Membership:

                                                                                  Nominating and
                                                                                     Corporate         Secondary
                                                 Audit           Compensation        Governance       Compensation
Directors                                      Committee          Committee          Committee          Committee
---------------------------------------  -------------------  -----------------  -----------------  -----------------
James F. McCann                                                                                            X
Christopher G. McCann
Jeffrey C. Walker                                   X                 X*
Lawrence Calcano                                    X                                     X
Jan L. Murley
John J. Conefry, Jr.                                X*                X                   X
Leonard J. Elmore                                                                         X*
James Cannavino                                                       X
Total Meetings in Fiscal 2008                       6                 1                   3                4
-----------------------------
---------------------------------------------------------------------------------------------------------------------
*        Committee Chairperson

     Audit Committee

     The Audit Committee of the Board of Directors reports to the Board regarding the appointment of the Company's independent registered public accountants, the scope and results of its annual audits, compliance with accounting and financial policies and management's procedures and policies relative to the adequacy of internal accounting controls. The Company's Board of Directors adopted a written charter for the Audit Committee in January 2000, as amended in August 2003, which outlines the responsibilities of the Audit Committee. A current copy of the charter of the Audit Committee is available on our website located at www.1800flowers.com under the Investor Relations section of the website.

     Each member of the Audit Committee is "financially literate" as required by NASDAQ rules. The Audit Committee also includes at least one member, John J. Conefry, Jr., who was determined by the Board to meet the qualifications of an "audit committee financial expert" in accordance with commission rules and to meet the qualifications of "financial sophistication" in accordance with NASDAQ rules. Stockholders should understand that these designations related to our Audit Committee members' experience and understanding with respect to certain accounting and auditing matters and do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the Audit Committee or of the Board.

     Compensation Committee

     The Compensation Committee of the Board of Directors establishes the Company's compensation philosophy and makes a final determination on all forms of compensation to be provided to the Company's Section 16 Executive Officers ("Executive Officers"), including base salary and the provisions of the Sharing Success Program under which annual cash incentive compensation may be awarded. In addition, the Compensation Committee administers the Company's 2003 Long Term Incentive and Share Award Plan ("2003 Plan") under which option grants, stock appreciation rights, restricted awards, performance awards and equity awards under the Company's Long Term Incentive Plan ("LTIP") may be made to Directors, officers, employees of, and consultants to, the Company and its subsidiaries. See "Named Executive Officer Compensation--Compensation Discussion and Analysis--Sharing Success Program and Long-Term Incentive Equity Awards." The Board of Directors has authorized a Secondary Committee of the Compensation Committee (the "Secondary Committee"), which consists of Mr. James F. McCann, to also review awards for all of the Company's employees, other than its Executive Officers. The Compensation Committee also makes recommendations to the Board of Directors regarding Director's compensation. The Company's Board of Directors adopted a written charter for the Compensation Committee in June 2003, which outlines the responsibilities of the Compensation Committee. A current copy of the charter of the Compensation Committee is available on our web site located at www.1800flowers.com under the Investor Relations section of the website.

     Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee is responsible for the oversight of the evaluation of the Board of Directors, including its size and composition; it reviews and reassesses the adequacy of corporate governance guidelines and practices and develops and recommends to the Board the Company's corporate governance guidelines and practices; and, in consultation with the Chief Executive Officer and other Executive Officers, identifies and evaluates individuals qualified to become Board members and recommends to the Board, Director nominees for election and re-election. The Company's Board of Directors adopted a written charter for the Nominating and Corporate Governance Committee in June 2003, which outlines the responsibilities of the Committee. A current copy of the charter of the Nominating and Corporate Governance Committee is available on our website located at www.1800flowers.com under the Investor Relations section of the website.

     Compensation Committee Interlocks and Insider Participation

     No interlocking relationships exist between the Board of Directors or the Compensation Committee and the Board of Directors or the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee was an officer or employee of the Company at any time during Fiscal 2008.

Communication with Board of Directors

     The Nominating and Corporate Governance Committee, on behalf of the Board, reviews letters from stockholders concerning the Company's Annual Meeting of Stockholders and governance process and makes recommendations to the Board based on such communications. Stockholders can send communications to the Board and to the non-management Directors by mail in care of the Corporate Secretary at One Old Country Road, Suite 500, Carle Place, NY 11514, Attention: Gerard M. Gallagher, and should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations or communications will be forwarded to the appropriate Director or Directors for review. Any such unsolicited commercial solicitation or communication not forwarded to the appropriate Director or Directors will be available to any non-management Director who wishes to review it.

Attendance at Board Meetings

     During Fiscal 2008, the Board of Directors held four meetings and acted by unanimous written consent on three occasions. During Fiscal 2008, all Directors attended at least 75% of the meetings of the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our Executive Officers and Directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Commission and the Nasdaq Stock Market. Executive Officers, Directors and greater than 10% stockholders are required by Commission regulations to furnish us with copies of all reports they file pursuant to Section 16(a).

Based solely on a review of the copies of such reports furnished to us, we believe that for Fiscal 2008, all Section 16(a) filing requirements applicable to our Executive Officers, Directors and greater than 10% stockholders have been satisfied.

Compensation of Directors

                                                                                               Change in
                                                                                                Pension
                                                    Fees                                       Value and
                                                   Earned                       Non-Equity    Nonqualified
                     Annual  Committee  Committee  or Paid   Stock    Option    Incentive       Deferred
                     Cash     Meeting   Chairman   in Cash   Awards   Awards      Plan        Compensation    All Other
                    Retainer   Fees       Fees       (1)      (2)      (3)     Compensation     Earnings     Compensation   Total
Director             ($)        ($)       ($)        ($)      ($)      ($)         ($)            ($)              ($)       ($)
------------------------------------------------------------------------------------------------------------------------------------

Lawrence Calcano     12,500   16,000         0     28,500        0   43,334           0               0              0       71,834
James Cannavino      12,500    8,500         0     21,000        0   43,334           0               0              0       64,334
John J. Conefry, Jr. 12,500   16,500    10,000     39,000   24,350        0           0               0              0       63,350
Leonard J. Elmore    12,500    7,500     5,000     25,000        0   43,334           0               0              0       68,334
Jan L. Murley        12,500   17,500         0     30,000   24,350        0           0               0              0       54,350
Jeffrey C. Walker    12,500   10,000     5,000     27,500   24,350        0           0               0              0       51,850

(1) Total Fees Earned or Paid in Cash combines the amounts in the three preceding columns.


(2)  Stock  awards  reflect  compensation  expense for  restricted  stock awards
     (RSAs) recognized for financial reporting purposes (exclusive of any assumption for forfeitures) under Statement of Financial Accounting Standards No. 123(R) for the year ended June 29, 2008. These award fair values have been determined based on the assumptions set forth in Note 11. "Stock Based Compensation", in the Notes to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the fiscal year ended July 29, 2008. Each director named above who chose to receive restricted shares, received a grant on December 4, 2007, the date of the Company's Annual Shareholder's Meeting, of 2,500 RSAs with a grant date fair value under FAS 123R of $24,350, based on the closing price of our common stock on that date of $9.74. RSAs granted to members of the Company's Board of Directors immediately vested upon grant.


(3) Reflects compensation expense for stock option grants recognized for financial reporting purposes (exclusive of any assumption for forfeitures) under FAS 123R, for the year ended June 29, 2008. These award fair values have been determined based on the assumptions set forth in Note 11. "Stock Based Compensation", in the Notes to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the fiscal year ended July 29, 2008. Each director named above who chose to receive stock options, received a grant on December 4, 2007, the date of the Company's Annual Shareholder's Meeting, of 10,000 options with a grant date fair value under FAS 123R of $43,334, based on the closing price of our common stock on that date of $9.74. Options granted to members of the Company's Board of Directors immediately vested upon grant. As of the end of fiscal 2008:


                  (a) Mr. Calcano has 20,000 option awards outstanding
                  (b) Mr. Cannavino has 10,000 option awards outstanding
                  (c) Mr. Conefry has 35,000 option awards outstanding
                  (d) Mr. Elmore has 55,000 option awards outstanding
                  (e) Ms. Murley has 0 option awards outstanding
                  (f) Mr. Walker has 0 option awards outstanding

In fiscal 2008, non-employee members of the Company's Board of Directors received the following compensation:

               * An annual retainer of $12,500 paid to Board Members on the date of the Annual Meeting.

               * A per meeting fee (Board or Committee) of $2,500 for personal attendance and a per meeting fee (Board or Committee) of $1,000 for telephonic attendance, excluding Committee meetings held on the same day as a meeting of the full Board.

               * An annual retainer of $5,000 for each Board Committee Chairperson, except for the Audit Committee Chairperson who receives an annual retainer of $10,000. These retainers are paid on the date of the Annual Meeting

               * An annual award of 10,000 options, or, in lieu thereof, the equivalent number of RSA's based upon a 4 to 1 ratio between options and RSA's. Such options and shares, which are granted on the date of the Annual Meeting, vest immediately.

Compensation information on James F. cCann and Christopher G. McCann, who are Directors, as well as Executive Officers of the Company, is contained under the section titled "Executive Compensation and Other Information--Summary Compensation Table."

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following individuals were serving as Executive Officers of the Company on October 8, 2008:

Name                          Age     Position with the Company
----                          ---     -------------------------
James F. McCann............   57      Chairman of the Board and Chief Executive
                                      Officer
Christopher G. McCann......   47      Director and President
Timothy J. Hopkins.........   54      President of Madison Brands
William E. Shea............   49      Senior Vice President, Treasurer, Chief
                                      Financial Officer
Gerard M. Gallagher........   55      General Counsel, Senior Vice President of
                                      Business Affairs, Corporate Secretary
Stephen J. Bozzo...........   53      Senior Vice President and Chief
                                      Information Officer
David Taiclet..............   45      President, Gourmet Food & Gift Baskets

Information Concerning Executive Officers Who Are Not Directors

     Timothy J. Hopkins has been President of the Madison Brands division since January 2007 and prior to that served as President of Specialty Brands since joining the Company in March 2005. Immediately before joining the Company, Mr. Hopkins consulted for various retail companies after serving as Chief Executive Officer and Director of Sur La Table, Inc., a multi-channel upscale specialty retailer of gourmet culinary and serveware products where he was employed from 2001-2004. From 2000-2001 he was the CEO at LeGourmet Chef, a specialty retailer of housewares and from 1995-2000, Mr. Hopkins was President, Corporate Merchandising and Logistics Worldwide for BORDERS Group, Inc, a multi-channel retailer of books and multi-media. Before this position Mr. Hopkins held other senior level positions in the multi-channel retailing sector.

     William E. Shea has been our Senior Vice President, Treasurer and Chief Financial Officer since September 2000. Before holding his current position, Mr. Shea was our Vice President of Finance and Corporate Controller after joining us in April 1996. From 1980 until joining us, Mr. Shea was a certified public accountant with Ernst & Young LLP.

     Gerard M. Gallagher has been our General Counsel, Senior Vice President of Business Affairs and Corporate Secretary since August 1999 and has been providing legal services to the Company since its inception. Mr. Gallagher is the founder and a managing partner in the law firm of Gallagher, Walker, Bianco and Plastaras, based in Mineola, New York, specializing in corporate, litigation and intellectual property matters since 1993. Mr. Gallagher is duly admitted to practice before the New York State Courts and the United States District Courts of both the Eastern District and Southern District of New York.

     Stephen J. Bozzo has been our Senior Vice President, Chief Information Officer since May 2007. Prior to joining the Company, Mr. Bozzo served as Chief Information Officer for the International Division of MetLife Insurance Company since 2001. Mr. Bozzo's business background includes senior executive positions at Bear Stearns Inc. as Managing Director Principle, AIG as Senior Vice

President Telecommunications and Technical Services and Chase Manhattan Bank, where he was Senior Vice President Global Telecommunications.

     David Taiclet has been our President of Gourmet Food & Gift Baskets since September 2008 and prior to that served as Chief Executive Officer of Fannie May Confections Brands, Inc. from May 2006, upon our acquisition of the Company. Prior thereto and commencing in 1995, Mr. Taiclet was a co-Founder of a business that ultimately became known as Fannie May Confections Brands, Inc. (formerly Alpine Confections, Inc), a multi-branded and multi-channel retailer, manufacturer, and distributor of confectionery and specialty food products. From May 1991 to January 1995, Mr. Taiclet served in a variety of management positions with Cargill, Inc., including in the Strategy and Business Development Group. Cargill, Inc. is an international marketer, processor and distributor of food, financial and industrial products. Mr. Taiclet also served four years of active duty in the U.S. Army, attaining the rank of Captain.

Compensation Discussion and Analysis

     Compensation Philosophy and Objectives

     This section discusses compensation to our Named Executive Officers, which consist of our Chief Executive Officer, our Chief Financial Officer and the three next most highly compensated Executive Officers of the Company as determined under the rules of the Commission (collectively, the "NEO's").

     The Compensation Committee believes that the compensation programs for its NEO's, as well as all of its Executive Officers, should reflect the Company's performance and the value created for the Company's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company's success. The Company is engaged in a very competitive industry, and the Company's success depends upon its ability to attract and retain qualified Executive Officers through the competitive compensation packages it offers to such individuals.

     The fundamental policy of the Compensation Committee is to provide the Company's NEO's, as well as its Executive Officers, with competitive compensation opportunities based upon their contribution to the development and financial success of the Company. It is the Compensation Committee's philosophy that a significant portion of each NEO's and Executive Officer's compensation should be contingent upon the Company's financial performance. The Company also acknowledges the importance of attracting and retaining talented, motivated and success-oriented Executive Officers who share our overall corporate philosophy and will enable our Company to achieve its short and long-term goals.
Accordingly, the compensation package for each NEO and Executive Officer is comprised of three elements: (i) base salary; (ii) annual cash incentives and
(iii) long-term incentive equity awards.

     Guiding Principles:

     o    Growth - To create an atmosphere that  encourages  superior growth and
          performance   of  the  Company  while  also   offering   personal  and
          professional growth.

     o Teamwork - To encourage executives to work together effectively and efficiently so that company goals can be fully realized.

     o Innovation - To encourage and reward creativity and innovation, including the development of new ideas and business opportunities for the Company.

     o    Market  competitiveness  -  To  offer  a  strong,   comprehensive
          compensation package that will enable the Company to attract and retain qualified executive talent.

     Setting Executive Compensation

     We compete for senior executive talent with many leading companies. In order to stay competitive in the marketplace, a critical component of which is the recruitment and retention of executive talent, we annually review the market competitiveness of our Executive Officer compensation programs. In connection with this review, the Compensation Committee has retained the services of Mercer (formerly Mercer Human Resource Consulting ("Mercer")) (see "Role of Compensation Consultant" below for further discussion of Mercer's role).

     When assessing the market competitiveness of our compensation programs, in addition to information provided by Mercer, we review summary third-party survey information and publicly available data relating to a specific group of companies. For our executive compensation comparisons, we consider peer companies. The peer companies include a broad range of companies in the internet retail, internet content and catalog/specialty retail sector. Members of the peer companies include: William-Sonoma, Inc., Tiffany & Co., Cabela's, Inc., American Greetings, Inc., Priceline.com, Inc., Monster Worldwide, Inc., EarthLink, Inc., Netflix, Inc., Orbitz Worldwide, Inc., Overstock.com, Inc. GSI Commerce Inc., ValueClick, Inc., FTD Group, Inc., RealNetworks, Inc., and Drugstore.com, Inc. Although the Compensation Committee compares the compensation of its executive officers to the compensation of similar personnel within its peer group, the Compensation Committee uses this information as a general guideline, exercising discretion in determining base salaries and equity grants and does not require that either be benchmarked against a specific level relative to its peers. The Compensation Committee also reviews the Company's recent historical compensation practices for its executives, and considers recommendations from the Chief Executive Officer and President regarding the compensation of their direct reports, who include the other NEO's.

     Elements of Compensation

     The Compensation Committee believes that we can maximize the effectiveness of our compensation program by ensuring that all program elements are working in concert to motivate and reward performance. The elements of our executive compensation program are detailed below, together with the principal factors which the Compensation Committee considers in reviewing the components of each Executive Officer's compensation package. In general, for each compensation element, these factors include: the key role each Executive Officer performs for the Company; the benefit to the Company in assuring the retention of his or her services; the performance of the Company during the past fiscal year; the competitive market conditions for executive compensation; the executive's prior year compensation; and the objective evaluation of the Executive Officer's performance. The Compensation Committee may also, however, in its discretion, apply other factors with respect to executive compensation. We believe that our executive compensation program effectively strengthens the mutuality of interests between the Executive Officers and the Company's stockholders, which results in greater company performance.

     Base Salary. The Compensation Committee views base salary as the assured element of compensation that permits income predictability. Subject to existing employment agreements and employment offer letters, our objective is to set base salary levels at the competitive norm. However, individual salaries may be above or below the competitive norm to reflect the strategic role, experience, proficiency and performance of the executive. Incumbents who have been in their positions for a longer period of time, and whose performance is superior, may be paid above the competitive norm. The primary exception to this general rule will be in the case of seasoned executives with strategic value who are newly hired into the Company. In these situations, it may be necessary to pay above the competitive norm in order to attract the best candidates to the Company.

     The minimum base salaries for Messrs. J. McCann, C. McCann, and Hopkins are primarily prescribed in their employment agreements or employment offer letters, as the case may be (see below for description of the employment agreements and employment offer letters in the "Narrative Disclosure to Summary Compensation Table--Grants of Plan-Based Awards--Employment Agreements and Employment Offer Letters"). Annual base salary increases for the NEO's and other Executive Officers are determined on the basis of the employment agreements (for Messrs.
J. McCann, and C. McCann), as well as the following factors: the performance of the executive versus job responsibilities; the relationship between current salary and the range for the executive's level, ranges having been set based on the competitive norm in the industry; the average size of salary increase based upon the Company's financial performance; and whether the responsibilities or criticality of the position of the incumbents have been changed during the preceding year. The weight given to each of these factors may differ from individual to individual as the Compensation Committee deems appropriate. Increases for Fiscal 2008 for Messrs. J. McCann, C. McCann, Hopkins, Gallagher and Shea were 0%, 9%, 2%, 3.7% and 3.9%, respectively.

     Annual Cash Incentive. Annual cash incentive compensation plays a significant role in the Company's overall compensation package for its Executive Officers. The annual cash incentive for the NEO's is based upon the Company's financial performance and, in the case of Mr. Hopkins, also included brand specific financial performance. This balance supports the accomplishment of the Company's overall financial objectives and rewards the individual contributions of our NEO's. Annual incentive programs for Executive Officers support the following company objectives:

     o Communication of important goals through performance targets that are aligned with business strategies.

     o Motivation for the entire management team to work together toward a common set of goals.

     o    Reward executives on the basis of results achieved.

     o    Deliver  annual  incentive   opportunities   and  payments  through  a
          structured, performance driven, objective mechanism.

     o Deliver a competitive level of compensation that is fully competitive with industry practice.

     NEO's are eligible to receive annual cash incentive awards under the Company's Sharing Success Program.

     Sharing Success Program. The Sharing Success Program is intended to cover management positions, including the NEO's. Each eligible plan participant is assigned a target award (expressed as a percentage of base salary) which represents the level of cash incentive payment the participant can expect to earn in the event all performance measures are achieved at 100% during the ensuing fiscal year. For each fiscal year, specific performance measures are established by the Compensation Committee that reflect the key strategic and business goals established by the business plan for that year. For Fiscal 2008, in the case of Messrs. J. McCann, C. McCann, Gallagher and Shea, the growth of both Company-wide revenue and Company-wide Plan EBITDA, were the performance measures selected for their annual cash incentive awards. EBITDA as used for purposes of the Sharing Success Program and the Long Term Incentive Plan
("LTIP") is defined as net income before interest, taxes, depreciation, amortization and stock based compensation expense ("Plan EBITDA"). For Mr. Hopkins, performance measures were the aggregate of: (i) the growth of both brand-specific revenue and brand-specific Plan EBITDA, and (ii) the growth of both Company-wide revenue and Company-wide Plan EBITDA. The following table presents the NEO's targeted incentive award opportunity, as a percentage of their salary ("target award"), and the performance measures and relative weighting of their components for Fiscal 2008:


                                                              Weighting of Performance Measures
                                                 ---------------------------------------------------------------
                                   Target                 Company-wide                Brand-specific
                                   Award         ------------------------------- --------------------------------
Name                           (% of Salary)        Revenue   EBITDA   Sub-total   Revenue   EBITDA    Sub-total
---------------------------    -------------     ----------- -------- ---------- ---------- --------  -----------

James F. McCann                       75%             25%       75%       100%        n/a       n/a         n/a
Chairman of the Board and
Chief Executive Officer

William E. Shea                       40%             25%       75%       100%        n/a       n/a         n/a
Senior Vice President,
Treasurer, and Chief
Financial Officer

Christopher G. McCann                 50%             25%       75%       100%        n/a       n/a         n/a
Director and President

Tim Hopkins                           45%           6.25%    18.75%        25%     18.75%    56.25%         75%
President of Madison
Brands

Gerard M. Gallagher                   40%             25%       75%       100%        n/a       n/a         n/a
General Counsel, Senior Vice
President of Business Affairs,
Corporate Secretary

     When Company-wide and/or brand-specific actual results exceed or fall below performance measures, actual awards are proportionately increased or decreased from the target awards. Participants may earn no Company-wide or brand-specific bonus if the threshold performance measures are not met (defined as achievement of 70% of performance measures, resulting in a 50% pay-out of target award) and no participant may be paid an incentive award under the Sharing Success Program in excess of maximum (defined as achievement of 135% of performance measures, resulting in a 200% pay-out of target award), as presented in the table below. In addition, all participants must be actively employed at the time of payment in order to qualify for the award.

                  % Achievement of
                     Performance               Award
                      Measures                Multiple
                ----------------------     --------------

                               135%            200% (max)
                               125%            150%
                               110%            125%
                               100%            100%
                                85%             75%
                                70%             50%
                          Below 70%              0%


     The Company's performance measures are a function of achieving specified increases in comparison to prior year actual performance and contemplates the impact of acquisitions and management's strategic initiatives. For Fiscal 2008, Company-wide performance measures were as follows: Company-wide revenue growth of 8.8%, or $79.9mm, and Company-wide Plan EBITDA growth in a range of 30.6%, or $17.6mm, reflecting an expectation of growth similar to Fiscal 2007, exclusive of acquisitions, and the ability to continue to leverage revenue growth to provide continued improvement in EBITDA. Pertaining to Mr. Hopkins, brand-specific performance measures for Fiscal 2008 were as follows: Madison Brands (Home and Children's Group) revenue growth of 2.2%, or $4.2mm and Plan EBITDA growth of 750.0%, or $9.1mm, reflecting the expected return to profitability of the Madison Brands, which was unsuccessful in its efforts to profitably introduce new catalog titles and products outside of its core brands during Fiscal 2007.

     The following table reflects the relationship of actual performance against the Company's performance measures and the resulting Total Payout Factor for the Company's Sharing Success Program. The performance measures range from "threshold" (the minimum achievement level of the performance measure at which an executive may earn 50% of the target award) to "maximum" (the maximum achievement level of the performance measure at which an executive may earn 200% of the target award). The Target Award Multiples are then weighted to produce a "Total Payout Factor." The Total Payout Factor is multiplied by each executive's target award percentage to produce the executive's cash bonus award. In Fiscal 2008, the Compensation Committee did not exercise any discretion in awarding cash bonus compensation under the Sharing Success Program.

                                                                                                          Calculation of
                             Performance/Payout Relationship ($'s in thousands)                       Target Award Earned
                    ------------------------------------------------------------------- --------------------------------------------
                          Threshold                Target                 Maximum                                              Total
                    ---------------------  ----------------------  --------------------                  Target               Payout
                    Performance   Payout   Performance   Payout    Performance   Payout   Actual         Award     Weighting  Factor
Performance Metric   Measures       %       Measures       %        Measures       %    Performance(2)  Multiple   of Result     %
------------------  ----------- ---------  ------------ ---------  ------------ ------- -------------- ----------- ---------- ------
Company-wide
Performance
Measures
 Revenue Growth (1)   $55,942        50%      $79,917      100%       $107,888    200%          $6,751         0%         25%    0%
 EBITDA Growth (1)    $12,309        50%      $17,584      100%        $23,738    200%          $4,872         0%         75%    0%
                                                                                                                               -----
                                                                                                                                 0%
Madison Brands
 Revenue Growth        $2,922        50%       $4,175      100%         $5,636    200%         ($6,767)        0%         25%    0%
 EBITDA Growth         $6,378        50%       $9,111      100%        $12,300    200%          $4,653         0%         75%    0%
                                                                                                                               -----
                                                                                                                                 0%

(1) Actual performance for revenue and EBITDA growth are computed exclusive of the impact of acquisitions/dispositions.
(2) Actual performance was below the 70% threshold performance measure.

     During Fiscal 2008, the Company-wide Total Payout Factor was 0%. The Company-wide Total Payout Factor for Fiscal 2007, 2006, 2005 and 2004 was 75%, 0%, 34% and 0% of the target award, respectively.

     Long-Term Incentive Equity Awards. In order to structure a long term incentive program for the Company's Executive Officers that would tie a significant portion of their compensation to the profitability of the Company, the Compensation Committee consulted with Mercer to evaluate its long term incentive program. All award grants are designed to align the interests of each Executive Officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company.

     The grant of an award is set at a level intended to create a meaningful incentive based in part on the Executive Officer's and NEO's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, and the individual's personal performance in recent periods. The Compensation Committee also takes into account the number of awards held by the Executive Officer in order to maintain an appropriate level of incentive for that individual. The Compensation Committee has the authority to review extraordinary events that impact on the Company's performance and may adjust the calculation of an award by taking into account the effect of any such extraordinary events. The Compensation Committee did not exercise such authority in Fiscal 2008.

     The NEO's were granted a target number of performance shares in Fiscal 2008 under our LTIP. The number of shares ("target shares") granted in the Fiscal 2008 LTIP (for performance in Fiscal Years 2008 through 2010) ("LTIP 2008") for Messrs. J. McCann, C. McCann, Hopkins, Gallagher and Shea were 100,000, 100,000, 20,000, 20,000 and 25,000, respectively. These target shares are earned if the Company achieves 100% of its targeted financial performance over the three year period subsequent to the grant. The number of target shares actually earned will be based on actual cumulative performance results over the three year period against the below mentioned pre-established financial measures. For LTIP 2008, the Compensation Committee selected Company-wide Plan EBITDA as the basis for its performance measure. For LTIP 2008, the Compensation Committee established a range of award payouts (from a threshold of 50% of target shares (upon attaining EBITDA of $205 million) to a target of 100% of target shares (upon attaining
EBITDA of $241 million) to a maximum of 150% of target shares (upon attaining EBITDA OF $289 million)) that are directly related to the percentage of the financial performance measure achieved. For LTIP 2008, the Company currently expects to achieve 59% of its pre-established financial measure.

Executive Benefits

     The Company's NEO's, except for Mr. Gallagher, are eligible for the same level and offering of benefits made available to other employees, including our 401(k) Profit Sharing Plan (which includes a discretionary annual Company contribution), health care plan and other welfare benefit programs. We do not currently maintain any qualified or nonqualified defined benefit pension plans or nonqualified deferred compensation plans for our NEO's, except for the Nonqualified Supplemental Deferred Compensation Plan discussed below.

     During Fiscal 2008, the Company adopted a Nonqualified Supplemental Deferred Compensation Plan for certain executives. Participants can defer from 1% up to a maximum of 100% of salary and performance and non-performance based bonus. The Company will match 50% of the deferrals made by each participant during the applicable period, up to a maximum of $2,500. The participants are vested in the Company's contributions based upon years of participation in the Plan. Distributions will be made to participants upon termination of employment or death in a lump sum, unless installments are selected.

Perquisites

     We do not routinely provide any significant perquisites to our NEO's. Except for Messrs. J. McCann and C. McCann's perquisite which is disclosed in the Summary Compensation Table, the value of perquisites to each other NEO in Fiscal 2008 did not exceed $10,000.

Severance/Change of Control

     We do not maintain any severance or change of control plans or agreements. However, pursuant to the terms of employment agreements, employment offer letters and incentive plans, certain NEO's are eligible to receive severance and other benefits in the case of certain termination events and in the case of a change in control. See "Potential Payments upon Termination and Change in Control" below.

Management's Role in Setting Executive Compensation

     Although the Compensation Committee of the Board of Directors establishes the Company's compensation philosophy and makes the final determinations on all compensation paid to our Executive Officers, the Chief Executive Officer and President work closely with the Vice President of Human Resources to develop compensation programs and policies and make recommendations regarding annual adjustments to the Executive Officers' salaries and incentive award opportunities (other than their own compensation).

Role of Compensation Consultant

     The Compensation Committee has retained the services of Mercer to provide specialized information and targeted research to assist us in the development of compensation and retention strategies. Mercer provides general assistance to our Vice President of Human Resources and the Compensation Committee and does not perform any other services for the Company. For Fiscal 2008, Mercer's services were in advising the Compensation Committee on the development of its LTIP 2008. Mr. J. McCann did not participate in discussions with Mercer in Fiscal 2008, but Mr. C. McCann did discuss with Mercer their recommendation for LTIP 2008.

Compensation Deductibility Policy

     A federal income tax deduction will generally be available for annual compensation in excess of $1 million paid to the Chief Executive Officer and the three other most highly compensated executive officers (other than the Chief Financial Officer) of a public corporation only if such compensation is
"performance-based" and complies with certain other tax law requirements. Although our policy is to maximize the deductibility of all executive compensation, the Compensation Committee retains the discretion to award compensation that is not deductible under Section 162(m) of the Code when it is in the best interests of the Company to do so.

Compensation Committee Report

     The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provisions to be included in the Company's filings pursuant to the Securities Exchange Act of 1934. Based on the reviews and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in such filings.


                                 Compensation Committee

                                 Jeffrey Walker, Chairman
                                 John J. Conefry, Jr.
                                 James Cannavino

Notwithstanding any Commission filing by the Company that includes or incorporates by reference other commission filings in their entirety, this Compensation Committee Report shall not be deemed to be "filed" with the Commission except as specifically provided otherwise therein.

Summary Compensation Table

     Set forth below is summary compensation information for each person who was
(1) at any time during fiscal 2008 our Chief Executive Officer or Chief Financial Officer and (2) at June 29, 2008, one of our three most highly compensated Executive Officers, other than the Chief Executive Officer and the Chief Financial Officer.






                                                                    Non-Equity
Name and                                  Stock        Option      Incentive Plan     All Other
Principal                     Salary      Awards (2)   Awards (3)  Compensation (4)  Compensation (5)     Total
Position             Year      ($)        ($)          ($)              ($)               ($)              ($)
------------------- -------- -------- -------------- ------------ ----------------- ----------------- --------------
James F.MCCann       2008     975,000      396,871     195,253               0             15,075       1,582,198
Chairman Of          2007     975,000      372,304     282,136         548,438              6,237       2,184,115
the Board and
Chief Executive
Officer

William E. Shea      2008     301,200      104,563      38,916               0              1,500         446,179
Senior Vice          2007     289,990       88,566      79,202          87,095                750         545,603
President,
Treasurer, and
Chief Financial
Officer

Christopher G.       2008     671,177      362,964     373,695               0             12,878       1,420,714
McCann               2007     615,570      351,014     505,035         232,056             11,993       1,715,668
Director and
President

Timothy J.           2008     373,846      104,223     163,601               0                  0         641,670
Hopkins              2007     366,490      117,243     163,601          80,391                  0         727,725
President
of Madison
Brands

Gerard M.            2008     361,644      107,160      57,006               0                  0         525,810
Gallagher            2007     348,356      117,475      91,064         104,514                  0         661,409
General
Counsel
Senior Vice
President
of Business
Affairs, and
Corporate Secretary

(1)  The titles  included in this column are as of June 29, 2008.

(2) Stock Awards include compensation expense for restricted stock awards recognized for financial reporting purposes (exclusive of any assumption for forfeitures) under SFAS 123R, for the years ended June 29, 2008 and July 1, 2007, respectively. These award fair values have been determined based on the assumptions set forth in Note 11, "Stock Based Compensation", in the Notes to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the fiscal year ended July 29, 2008. Additional information about the awards reflected in this column is set forth in the footnotes to "Grants of Plan-Based Awards and Outstanding Equity Awards at Fiscal Year-End" tables below.

(3) Option Awards include compensation expense for outstanding stock option awards recognized for financial reporting purposes (exclusive of any assumption for forfeitures) under SFAS 123R, for the years ended June 29, 2008 and July 1, 2007, respectively. These award fair values have been determined based on the assumptions set forth in Note 11, "Stock Based Compensation", in the Notes to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the fiscal year ended June 29, 2008. Additional information about the awards reflected in this column is set forth in the footnotes to "Grants of Plan-Based Awards and Outstanding Equity Awards at Fiscal Year-End" tables below.

(4) Non-Equity Incentive Plan Compensation represents cash bonuses under our Sharing Success Program described under "Compensation Discussion and Analysis-Elements of Compensation-Annual Cash Incentive." The annual cash bonuses for performances related to, and recorded as compensation expense during Fiscal 2008 and Fiscal 2007, were paid during the first quarters of fiscal year 2009 and fiscal year 2008, respectively.

(5) Other annual compensation in the form of perquisites and other personal benefits consists of the Company's contribution to a Qualified 401(K) Plan ($1,500 in Fiscal 2009 and $750 in Fiscal 2008), except for Mssrs. James McCann and Christopher McCann, whose compensation also consists of the personal use of a company car, which is calculated by allocating the costs of operating the car between personal and business use. The cost of operating the car is allocated to personal use on the basis of miles driven for personal use to total miles driven.

Grants of Plan-Based Awards

     The following table sets forth summary information regarding all grants of plan-based awards made to our NEO's for the fiscal year ended June 29, 2008. The compensation plans under which the grants in the following table were made are described in the Compensation Discussion and Analysis section above.



                          Estimated Future Payouts      Estimated Future Payouts     Grant Date
                          Under Non-Equity Incentive     Under Equity Incentive     Fair Value
                              Plan Awards (1)               Plan Awards (2)         Of Stock
                          ----------------------------  -------------------------   and Option
            Grant         Threshold   Target  Maximum   Threshold Target  Maximum    Awards (1)
Name        Date             ($)       ($)     ($)        (#)       (#)    (#)          ($)
----------  ---------     ---------- -------- --------- --------- ------- ------- ----------------

James F.    9/21/2007 (1)       -          -          -   50,000  100,000 150,000     1,139,000
McCann                (2) 365,625    731,250  1,462,500        -        -       -             -
Chairman
of the
Board and
Chief
Executive
Officer

William E.  9/21/2007 (1)       -          -          -   12,500   25,000  37,500       284,750
Shea                  (2)  60,636    121,272    242,543        -        -       -             -
Senior Vice
President,
Treasurer,
and Chief
Fianancial
Officer

Christopher 9/21/2007 (1)       -          -          -   50,000  100,000 150,000     1,139,000
G. McCann             (2) 170,175    340,349    680,698        -        -       -             -
Director
and
President

Timothy J.  9/21/2007 (1)       -          -          -   10,000   20,000  30,000       227,800
Hopkins               (2)  93,750    187,500    375,000        -        -       -             -
President
of Madison
Brands

Gerard M.   9/21/2007 (1)       -          -          -   10,000   20,000  30,000       227,800
Gallagher             (2)  72,763    145,526    291,053        -        -       -             -
General
Counsel,
Senior Vice
President of
Business
Affairs,
 and
Corporate
Secretary

----------------------
     (1) The amounts in this row represent the threshold, target and maximum three-year performance share awards as established under the fiscal year 2008 LTIP by the Compensation Committee in September 2007, as described in the Compensation Discussion and Analysis. The amounts reported in the last column represent the fair value as of the date the targets were set, computed in accordance with FAS 123(R), provided that 100% of the target number of shares will be earned.

     (2) The amounts in this row represent the threshold, target and maximum potential payout under non-equity performance based incentive program (Sharing Success Program) for fiscal year 2008, as approved by the Compensation Committee in September 2007, and as described in the Compensation Discussion and Analysis. Actual payouts for non-equity performance based incentive plan awards for Fiscal 2008 was $0 for all NEOs.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements and Employment Offer Letters

     Mr. James F. McCann's employment agreement became effective as of July 1, 1999. The agreement provides for a five year term, with such term extended for one additional year on each anniversary of the effective date of the agreement, unless either the Company or Mr. J. McCann provides at least 180 days notice that such term will not be further extended. Under the terms of the employment agreement, Mr. J. McCann is entitled to a minimum annual salary of $1,000,000, with annual 10% increases during the term. However, the Compensation Committee had recommended that Mr. J. McCann receive, and Mr. J. McCann accepted, a base salary of $975,000 for Fiscal 2008 in order to enable the Company to comply with
Section 162(m) of the IRS Code of 1986 ("Section 162(m)"), as amended, which was enacted into law in 1993 and he has waived his 10% increase for Fiscal 2009. Mr.
J. McCann is eligible to participate in the Company's stock incentive plans, as well as other bonus, incentive or benefits plans, and is provided medical, health and dental insurance coverage for himself and his dependents.

     Mr. Christopher G. McCann's employment agreement became effective as of July 1, 1999. The agreement provides for a five year term, with such term extended for one additional year on each anniversary of the effective date of the agreement, unless either the Company or Mr. C. McCann provides at least 180 days notice that such term will not be further extended. Under the terms of the employment agreement, Mr. C. McCann is entitled to a minimum annual salary of $250,000, with annual 10% increases during the term. Mr. C. McCann's annual salary for Fiscal 2008 was $671,177 and he has waived his 10% increase for Fiscal 2009. Mr. C. McCann is eligible to participate in the Company's stock incentive plans, as well as other bonus, incentive or benefits plans, and is provided medical, health and dental insurance coverage for himself and his dependents.

     Under their employment agreements, Messrs. J. McCann and C. McCann are each restricted from participating in a competitive floral products business for a period of one year after a voluntary resignation or termination for good cause. Each of these executives is also bound by confidentiality provisions, which prohibit the executive from, among other things, disseminating or using confidential information about the Company in any way that would be adverse to the Company.

     The terms of Timothy J. Hopkins' "at will" employment are detailed in an offer letter dated February 9, 2005. Under the terms of the offer letter, Mr. Hopkins is entitled to an annual salary of $350,000, such salary to be reviewed annually for merit increases. For Fiscal 2008, Mr. Hopkins' annual base salary was $373,846. Mr. Hopkins is eligible to participate in the Company's stock incentive and bonus plans, as well as the Company's benefit plans including medical, dental, life insurance, disability and 401(k) plans. Mr. Hopkins also is a party to a Confidentiality and Non-Compete Agreement, which provides for a post-termination non-compete period for the longer of (i) one year following Mr. Hopkins' cessation of employment with the Company or (ii) the period of one year following the last payment of any severance compensation pay-out to Mr. Hopkins.

Long Term Incentive Plan

         For a description of our LTIP, please see the "Compensation, Discussion and Analysis-Long Term Incentive Equity Awards" section above.

Outstanding Equity Awards at Fiscal Year-End

         The following table sets forth summary information regarding the outstanding equity awards at June 29, 2008 granted to each of the Company's Named Executive Officers.

                                                 Option Awards                                         Stock Awards
                             -----------------------------------------------------  ------------------------------------------------
                                                                                                                           Equity
                                                                                                               Equity     Incentive
                                                                                                              Incentive     Plan
                                                                                                                Plan       Awards:
                                                                                                               Awards:    Market or
                                                                                                              Number of    Payout
                                                                                                              Unearned    Value of
                                                                                                   Market      Shares,    Unearned
                                                                                                    Value       Units,     Shares,
                             Number of    Number of                                 Number of     of Shares       or        Units
                             Securities   Securities                                 Shares or       or         Other      or Other
                             Underlying   Underlying                                 Units of     Units of      Rights      Rights
                 Option or   Unexercised  Unexercised   Option                      Stock That   Stock That      That        That
                   Award       Options      Options     Exercise       Option        Have not     Have Not     Have Not    Have Not
                   Grant     Exercisable  Unexercisable   Price       Expiration      Vested     Vested (1)     Vested    Vested (1)
Name               Date          (#)          (#)       ($/Option)        Date           (#)          (#)         (#)        (#)
---------------------------- ------------ ------------- ------------ -------------  ------------ ------------ ----------- ----------
                                           Stock Options                               Restricted Stock          Performance Awards

James F.        12/17/1999       39,810           0        12.44      12/17/2009 (2)
McCann            8/2/2001       82,730           0        11.58        8/2/2011 (2)
Chairman         1/11/2002      200,000           0        12.87       1/11/2012 (2)
of the           9/23/2002      200,000           0         6.42       9/23/2012 (3)
Board            3/24/2003      170,148           0         6.70       3/24/2013 (2)
and Chief        3/24/2003       29,852           0         6.70       3/24/2013 (2)
Executive        12/2/2004       30,000      20,000         8.45       12/2/2014 (2)
Officer          12/2/2004                                                             16,500 (3)   111,210
                10/13/2005       20,000      30,000         6.52      10/13/2015 (2)
                10/13/2005                                                             16,500 (3)   111,210
                 9/22/2006                                                                                     177,677 (6) 1,197,543
                 9/21/2007                                                                                     100,000 (7)   674,000

William E.        8/2/1999       25,000           0        21.00        8/2/2009 (5)
Shea            12/17/1999       19,000           0        12.44      12/17/2009 (2)
Senior Vice      4/20/2000       92,000           0         4.50       4/20/2010 (2)
President        12/6/2000       50,800           0         3.65       12/6/2010 (2)
Treasurer         8/2/2001       12,100           0        11.58        8/2/2011 (2)
and Chief        1/11/2002       21,800           0        12.87       1/11/2012 (2)
Financial        9/23/2002       12,300           0         6.42       9/23/2012 (2)
Officer          9/23/2002      100,000           0         6.42       9/23/2012 (3)
                 3/24/2003       15,000           0         6.70       3/24/2013 (2)
                 12/2/2004       15,000      10,000         8.45       12/2/2014 (2)
                 12/2/2004                                                              8,250 (3)    55,605
                10/13/2005       10,000      15,000         6.52      10/13/2015 (2)
                10/13/2005                                                              8,250 (3)    55,605
                 9/22/2006                                                                                      31,413 (6)   211,724
                 9/21/2007                                                                                      25,000 (7)   168,500

Christopher G.    7/7/1999      190,462           0        21.00        7/7/2009 (5)
McCann          12/17/1999       20,400           0        12.44      12/17/2009 (2)
Director and     4/20/2000      195,155           0         4.50       4/20/2010 (2)
President        12/6/2000      433,700           0         3.65       12/6/2010 (2)
                  8/2/2001       41,365           0        11.58        8/2/2011 (2)
                 1/11/2002      250,000           0        12.87       1/11/2012 (2)
                 9/23/2002       38,300           0         6.42       9/23/2012 (2)
                 9/23/2002      250,000           0         6.42       9/23/2012 (3)
                 3/24/2003      250,000           0         6.70       3/24/2013 (2)
                 12/2/2004       22,500      15,000         8.45       12/2/2014 (2)
                 12/2/2004                                                             12,375 (3)    83,408
                10/13/2005      120,000     180,000         6.52      10/13/2015 (2)
                 9/22/2006                                                                                     179,724 (6) 1,211,340
                 9/21/2007                                                                                     100,000 (7)   674,000

Timothy J.       3/14/2005      120,000      80,000         7.81       3/14/2015 (2)
Hopkins          3/14/2005                                                             12,500 (2)    84,250
President        9/22/2006                                                                                      50,228 (6)   338,537
Of               9/21/2007                                                                                      20,000 (7)   134,800
Madison
Brands

Gerard M.       8/21/1999        50,000           0        21.00        8/2/2009 (5)
Gallagher      12/17/1999        11,500           0        12.44      12/17/2009 (2)
Senior VP,      4/20/2000        86,500           0         4.50       4/20/2010 (2)
General         12/6/2000        60,900           0         3.65       12/6/2010 (2)
Counsel,         8/2/2001        38,000           0        11.58        8/2/2011 (2)
Corporate       1/11/2002       100,000           0        12.87       1/11/2012 (2)
Secretary       9/23/2002        20,400           0         6.42       9/23/2012 (2)
                9/23/2002        75,000           0         6.42       9/23/2012 (3)
                3/24/2003        25,000           0         6.70       3/24/2013 (2)
                12/2/2004        15,000      10,000         8.45       12/2/2014 (2)
                12/2/2004                                                               8,250 (3)    55,605
               10/13/2005        10,000      15,000         6.52      10/13/2015 (2)
               10/13/2005                                                               8,250 (3)    55,605
                9/22/2006                                                                                       47,615 (6)   320,925
                9/21/2007                                                                                       20,000 (7)   134,800

     (1) Market value is based on the closing price of 1-800-Flowers.com, Inc.'s Class A Common Stock of $6.74 on June 27, 2008.

     (2) Options become exercisable at a rate of 40% after the completion of two years of service following grant date, and 20% at the completion of each year of service thereafter.

     (3) Shares will vest after the completion of four years of service following grant date.

     (4) Options become exercisable after the completion of five years of service following grant date.

     (5) Options become exercisable at a rate of 25% at the completion of each year of service.

     (6) Amounts shown represent the target number of performance shares that have been granted under its LTIP 2007. The share awards are earned if the Company achieves its targeted financial performance over the three-year period (Fiscal 2007 - Fiscal 2009) subsequent to the grant date. Actual shares earned can range from 0-150% of the target amount. (The Company currently expects to achieve approximately 73% of the targeted award.)

     (7) Amounts shown represent the target number of performance shares that have been granted under its LTIP 2008. The share awards are earned if the Company achieves its targeted financial performance over the three-year period (Fiscal 2008 - Fiscal 2010) subsequent to the grant date. Actual shares earned can range from 0-150% of the target amount. (The Company currently expects to achieve approximately 59% of the targeted award. See Compensation Discussion and Analysis - Long Term Incentive Equity Awards.)

Option Exercises and Stock Vested

     The following table sets forth all stock option exercises and vesting of stock awards for each of the Company's Named Executive Officers during fiscal 2008, which ended on June 29, 2008.

                                                  Option Awards                          Stock Awards
                                      ------------------------------------   ----------------------------------------
                                      Number of Shares     Value Realized        Number of        Value Realized
                                        Acquired on             on             Shares Acquired          on
                                         Exercise           Exercise (1)         on Vesting          Vesting (2)
Name                                       (#)                 ($)                  (#)                  ($)
-----------------------               -----------------  -----------------   -----------------  ---------------------


James F. McCann                                   -                  -                    -                   -
Chairman of the Board
and Chief Executive
Officer


William E. Shea                                   -                  -                    -                   -
Senior Vice President,
Treasurer and Chief
Financial Officer


Christopher G. McCann                       243,575          2,024,883                    -                   -
Director and President


Timothy J. Hopkins                                -                  -                1,274              14,791
President of Madison
Brands


Gerard M. Gallagher                          55,000            386,520                    -                   -
General Counsel,
Senior Vice President of
Business Affairs, Corporate
Secretary
----------------------------

     (1) The value realized on exercise equals the difference between the option exercise price and the market value of 1-800-Flowers.com, Inc.'s Class A Common Stock on the date of exercise, multiplied by the number of shares for which the option was exercised.

     (2)  The  value   realized   on  vesting   equals   the  market   value  of
          1-800-Flowers.com, Inc.'s Class A Common Stock on the vesting date, multiplied by the number of shares that vested.

Equity Compensation Plan Information

         The following table displays certain information regarding our equity compensation plans at June 29, 2008:

                                                                                Number of securities
                                                                               remaining available for
                                                                                future issuance under
                            Number of securities to      Weighted-average        equity compensation
                            be issued upon exercise     exercise price of         plans (excluding
                            of outstanding options,     outstanding options,    securities reflected in
                              warrants and rights       warrants and rights          column (a))

      Plan category                   (a)                      (b)                       (c)
-------------------------- -------------------------- ----------------------- --------------------------
Equity compensation
plans approved by                    7,883,869                $8.47                   6,353,334
security holders
-------------------------- -------------------------- ----------------------- --------------------------
Equity compensation
plans not approved by
security holders                             0                    0                           0
-------------------------- -------------------------- ----------------------- --------------------------
-
          Total                      7,883,869                $8.47                   6,353,334
-------------------------- -------------------------- ----------------------- --------------------------


Pension Benefits

         The Company does not maintain any defined benefit plans.

Nonqualified Deferred Compensation

     During Fiscal 2008, the Company adopted a Nonqualified Supplemental Deferred Compensation Plan for certain executives. Participants can defer from 1% up to a maximum of 100% of salary and performance and non-performance based bonus. The Company will match 50% of the deferrals made by each participant during the applicable period, up to a maximum of $2,500. Participating employees are vested in the Company's contributions based upon years of participation in the Plan. Distributions will be made to participants upon termination of employment or death in a lump sum, unless installments are selected.

Potential Payments upon Termination and Change in Control

     The Company does not have a formalized severance policy. In accordance with the Company's 2003 Long Term Incentive and Share Award Plan (the "Plan") in the event of a Change of Control, as defined in the Plan, all outstanding Awards pursuant to which a Participant may have rights the exercise of which is restricted or limited, shall automatically become fully exercisable immediately prior to the time of the Change of Control and all performance criteria and other conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company immediately prior to the time of the Change of Control so that the Shares subject to the Award will be entitled to participate in the Change of Control transaction.

     In addition, as disclosed in Potential Payments Upon Termination and Change in Control, certain executives within the Company have individual employment agreements or offer letters that contain negotiated provisions that trigger payments or provision of benefits upon termination or a change in control. Payment and benefit levels under the various circumstances that trigger payments or provision of benefits upon termination or a change in control for Messrs. James McCann, Christopher McCann and Hopkins were calculated and presented in accordance with the provisions of their respective employment agreements or employment offer letters. For Fiscal 2008, potential payments under the circumstances triggered upon termination or change of control did not have a material impact on the Compensation Committee's evaluation of all other elements of compensation or total compensation.

     The following table sets forth the potential payments to our NEO's under existing agreements, plans or arrangements, for various scenarios involving a change in control or termination of employment, assuming a June 29, 2008 termination date and using the closing price of the Company's Class A Common Stock on June 27, 2008 $6.74. Pursuant to the terms of the Sharing Success Program, the amounts shown do not include the Non-Equity Incentive Plan Awards which were earned as of June 27, 2008. The exact amount of payments and benefits that would be provided can only be determined at the actual time of the NEO's separation from the Company.

                                                     James F. McCann
                                                                                       Triggering Event
                                                                     ---------------------------------------------------------------
                                                                                           Termination
                                                                                           Without Cause/
                                                                                            Resignation
                                                                                             for Good              Death/
                                                                                            Reason (per           Voluntary
                                                                        Change of           Employment          Resignation/
Estimated Potential Payment or Benefit                                   Control            Agreement)         or Good Cause
------------------------------------------------                     -----------------  ------------------  ------------------------
Lump sum cash severance payment (1)                                      7,375,000             7,375,000                    0
Intrinsic value of accelerated unvested stock options (2)                    6,600                     0                    0
Accelerated vesting of restricted shares (3)                               222,420                     0                    0
Accelerated vesting of performance shares under long-term
        incentive equity award plan (4)                                  1,871,543                     0                     0
Continuing health and welfare benefits for five years (5)                   57,155                57,155                     0
                                                                     -----------------  ------------------  ------------------------
        Total                                                            9,532,718             7,432,155                     0


                                                     William E. Shea
                                                                                       Triggering Event
                                                                     ---------------------------------------------------------------
                                                                                                                   Death/
                                                                                                                  Voluntary
                                                                        Change of          Termination            Resignation/
Estimated Potential Payment or Benefit                                   Control          Without Cause         or Good Cause
------------------------------------------------                     -----------------  ------------------  ------------------------
Lump sum cash severance payment (6)                                        139,929               139,929                    0
Intrinsic value of accelerated unvested stock options (2)                    3,300                     0                    0
Accelerated vesting of restricted shares (3)                               111,210                     0                    0
Accelerated vesting of performance shares under long-term
        incentive equity award plan (4)                                    380,224                     0                    0
Continuing health and welfare benefits for five years (5)                        0                     0                    0
                                                                     -----------------  ------------------  ------------------------
        Total                                                              634,662               139,929                    0


                                                     Christoper G. McCann
                                                                                       Triggering Event
                                                                     ---------------------------------------------------------------
                                                                                           Termination
                                                                                          Without Cause/
                                                                                           Resignation
                                                                                             for Good              Death/
                                                                                            Reason (per           Voluntary
                                                                        Change of            Employment          Resignation/
Estimated Potential Payment or Benefit                                   Control             Agreement)         or Good Cause
------------------------------------------------                     -----------------  ------------------  ------------------------
Lump sum cash severance payment (7)                                      3,903,485             3,903,485                    0
Intrinsic value of accelerated unvested stock options (2)                   39,600                     0                    0
Accelerated vesting of restricted shares                                    83,408                     0                    0
Accelerated vesting of performance shares under long-term
        incentive equity award plan (4)                                  1,885,340                     0                    0
Continuing health and welfare benefits for five years (5)                   86,638                86,638                    0
                                                                     -----------------  ------------------  ------------------------
        Total                                                            5,998,470             3,990,123                    0


                                                     Timothy J. Hopkins
                                                                                       Triggering Event
                                                                     ---------------------------------------------------------------
                                                                                                                    Death/
                                                                                                                   Voluntary
                                                                        Change of          Termination            Resignation/
Estimated Potential Payment or Benefit                                   Control          Without Cause          or Good Cause
------------------------------------------------                     -----------------  ------------------  ------------------------
Lump sum cash severance payment (8)                                        375,000               375,000                    0
Intrinsic value of accelerated unvested stock options (2)                        0                     0                    0
Accelerated vesting of restricted shares (3)                                84,250                     0                    0
Accelerated vesting of performance shares under long-term
        incentive equity award plan (4)                                    473,337                     0                    0
Continuing health and welfare benefits for five years (5)                        0                     0                    0
                                                                     -----------------  ------------------  ------------------------
        Total                                                              932,587               375,000                    0


                                       26


                                                Gerard M. Gallagher
                                                                                       Triggering Event
                                                                     ---------------------------------------------------------------
                                                                                                                   Death/
                                                                                                                  Voluntary
                                                                        Change of           Termination          Resignation/
Estimated Potential Payment or Benefit                                   Control          Without Cause         or Good Cause
------------------------------------------------                     -----------------  ------------------  ------------------------
Lump sum cash severance payment (9)                                              0                     0                    0
Intrinsic value of accelerated unvested stock options (2)                    3,300                     0                    0
Accelerated vesting of restricted shares (3)                                55,605                     0                    0
Accelerated vesting of performance shares under long-term
        incentive equity award plan (4)                                    455,725                     0                    0
Continuing health and welfare benefits for five years (5)                        0                     0                    0
                                                                     -----------------  ------------------  ------------------------
        Total                                                              514,630                     0                    0

(1) Mr. James McCann is entitled to severance pursuant to his employment agreement which entitles him to $2,500,000, plus the base salary payable to him for the then remaining duration of the term of his contract. As of June 29, 2008, Mr. McCann's base salary was $975,000, and his employment agreement provided for a remaining term of four years.

(2) The intrinsic value of accelerated unvested stock options was calculated using the closing price of the Company's Class A Common Stock on June 27, 2008 ($6.74). The intrinsic value is the aggregate spread between $6.74 and the exercise prices of the accelerated options, if less than $6.74.

(3) The value of accelerated unvested restricted shares was calculated using the closing price of the Company's Class A Common Stock on June 27, 2008 ($6.74). Refer to the column titled "Market Value of Shares or Units of Stock that Have Not Vested" within the "Outstanding Equity Awards at Fiscal Year End" table.

(4) Represents the estimated amounts to be paid under the Company's LTIP 2007 and LTIP 2008 grants in the event of a change of control. Refer to the column titled "Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested" within the "Outstanding Equity Awards at Fiscal Year End" table. Amounts shown represent the target number of performance shares that have been granted under LTIP 2007 and LTIP 2008, at the closing price of the Company's Class A Common Stock on June 27, 2008 ($6.74). The share awards are earned if the Company achieves its targeted financial performance over each of the three-year periods under the LTIP program. Actual shares earned can range from 0-150% of the target amount. The Company currently expects to achieve approximately 73% and 59% of the LTIP 2007 and LTIP 2008 targeted awards. See Compensation Discussion and Analysis - Long Term Incentive Equity Awards.)

(5) Represents the estimated cost of paying for continuing medical, dental, life and long-term disability for five years. The amounts for medical and dental insurance coverage are based on rates charged to the Company's employees for post-employment coverage provided in accordance with the Consolidated Omnibus Reconciliation Act of 1985, or COBRA, adjusted by a 7.5% inflation factor. The costs of providing the other insurance coverage are based on quoted amounts for 2007, adjusted by a 7.5% inflation factor, compounded annually.

(6) Mr. Shea does not have an employment agreement. Absent any special arrangements approved by the Compensation Committee or the Board of Directors, for purposes of this computation, Mr. Shea was deemed to receive two weeks of severance for each completed year of service with the Company. As of June 29, 2008, Mr. Shea's base salary was $303,179.

(7) Mr. Christopher McCann is entitled to severance pursuant to his employment agreement which entitles him to $500,000, plus the base salary payable to him for the then remaining duration of the term of his contract. As of June 29, 2008, Mr. McCann's base salary was $680,697, and his employment agreement provided for a remaining term of four years.

(8) Mr. Hopkins is entitled to severance pursuant to his employment offer letter which entitles him to one year of severance. As of June 29, 2008, Mr. Hopkins' base salary was $375,000.

(9) Mr. Gallagher is not eligible for any payment upon termination of his relationship.

     The above table does not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment, such as 401(k) plan vested benefits and earned but unused vacation.


     The above table does not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment such as 401(k) plan vested benefits and earned but unused vacation.

Employment Agreements and Employment Offer Letters

     The employment agreements of James F. McCann and Christopher G. McCann, as well as the employment offer letter of Timothy J. Hopkins, provide for certain payments in the event of termination of employment (and in the case of Christopher G. McCann and Timothy J. Hopkins, terminations following a change in control of the Company).

James F. McCann

     Upon termination without Good Cause (as defined in the employment agreement) or resignation by Mr. McCann for Good Reason (as defined in the employment agreement) within ten days following the termination date, Mr. McCann is entitled to severance pay in the amount of $2,500,000 plus the base salary otherwise payable to him for the balance of the then current employment term and any base salary, bonuses, vacation and unreimbursed expenses accrued but unpaid as of the termination date, and health and life insurance coverage for himself and his dependents for the balance of the then current employment term. Upon termination for Good Cause, voluntary resignation without Good Reason or termination due to death, Mr. McCann is not entitled to any compensation from the Company, except for the payment of any base salary, bonuses, benefits or unreimbursed expenses accrued but unpaid as of the termination date. As discussed above, Mr. McCann is restricted from participating in a competitive floral products business for a period of one year after a voluntary resignation or termination for Good Cause. He is also bound by confidentiality provisions, which prohibit him from, among other things, disseminating or using confidential information about the Company in any way that would be adverse to the Company.

Christopher G. McCann

     Upon termination without Good Cause (as defined in the employment agreement) or resignation by Mr. McCann for Good Reason (as defined in the employment agreement), within ten days following the termination date, Mr. McCann is entitled to severance pay in the amount of $500,000 plus the base salary otherwise payable to him for the balance of the then current employment term and any base salary, bonuses, vacation and unreimbursed expenses accrued but unpaid as of the termination date, and health and life insurance coverage for himself and his dependents for the balance of the then current employment term. The Good Reason definition includes a Change of Control (as defined in the employment agreement) of the Company, so long as Mr. McCann's resignation occurs no later than one year following a Change of Control. Upon termination for Good Cause, voluntary resignation without Good Reason or termination due to death, Mr. McCann is not entitled to any compensation from the Company, except for the payment of any base salary, bonuses, benefits or unreimbursed expenses accrued but unpaid as of the termination date. As discussed above, Mr. McCann is restricted from participating in a competitive floral products business for a period of one year after a voluntary resignation or termination for Good Cause. He is also bound by confidentiality provisions, which prohibit him from, among other things, disseminating or using confidential information about the Company in any way that would be adverse to the Company.

Timothy J. Hopkins

     Upon termination without Cause (as defined in the February 12, 2005 offer letter described above), Constructive Termination without Cause (as defined in the February 12, 2005 employment offer letter described above) or without Cause following a Change of Control, Mr. Hopkins is entitled to receive base salary through the date of termination, any other amounts earned, accrued, due and owed but not yet paid, base pay for a period of 12 months following termination of employment or until Mr. Hopkins finds new employment, whichever occurs first, the right to exercise vested equity awards pursuant to terms of the Company's 2003 Plan following termination, and any other benefits payable under the Company's applicable plans and programs. Upon termination for Cause or due to death, disability or resignation, Mr. Hopkins is only entitled to base salary through the date of termination and any other amounts earned, accrued and owed but not yet paid. Mr. Hopkins is bound by the terms of his Confidentiality and Non-Compete Agreement.

1997 Stock Option Plan

     The 1997 Stock Option Plan provides that in the event of any sale, merger, transfer or acquisition of the Company or substantially all of its assets, in which the Company is not the surviving corporation, each outstanding option which is not to be assumed by the successor corporation, will automatically accelerate, so that each option shall, immediately prior to such event, become exercisable for all of the shares of Common Stock at such time subject to that option and may be exercised for any or all of those shares.

1999 Stock Incentive Plan

     The 1999 Stock Incentive Plan provides, generally but with limitations, that each option outstanding at the time of a change of control but not otherwise fully-vested shall automatically accelerate so that each such option shall, immediately prior to the effective date of the change in control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares.

2003 Long Term Incentive and Share Award Plan

     The 2003 Plan provides that unless otherwise provided by the compensation Committee at the time of the award grant, in the event of a change of control,
(i) all outstanding awards pursuant to which the participant may have rights the exercise of which is restricted or limited, shall become fully exercisable immediately prior to the time of the change of control so that the shares subject to the award will be entitled to participate in the change of control transaction, and (ii) unless the right to lapse of restrictions or limitations is waived or deferred by a participant prior to such lapse, all restrictions or limitations (including risks of forfeiture and deferrals) on outstanding awards subject to restrictions or limitations under the Plan shall lapse, and all performance criteria and other conditions to payment of awards under which payments of cash, shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company immediately prior to the time of the change of control so that the shares subject to the award will be entitled to participate in the change of control transaction.

October 24, 2008


To the Board of Directors
of 1-800-FLOWERS.COM, INC. (the "Company"):

     We, the members of the Audit Committee, assist the Board of Directors in its oversight of the Company's financial accounting, reporting and controls. We also evaluate the performance and independence of the Company's independent registered public accounting firm. We operate under a written charter that both the Board and we have approved. A current copy of the Audit Committee charter can be found on the Company's website located at www.1800flowers.com under the Investor Relations section of the website.

     The Board annually reviews the NASDAQ listing standards definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. In addition, although the Board has determined that each of the members of the Audit Committee meets NASDAQ regulatory requirements for financial literacy and that John J. Conefry, Jr. is an "audit committee financial expert," as defined by Commission rules, and is financially sophisticated under NASDAQ requirements, we would like to remind our stockholders that we are not professionally engaged in the practice of auditing or accounting and are not technical experts in auditing or accounting.

     The Company's management is responsible for the preparation, presentation and integrity of the Company's consolidated financial statements, including setting the accounting and financial reporting principles and designing the Company's system of internal control over financial reporting and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company's management is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of the Company's system of internal control. The Company's independent registered public accounting firm, Ernst & Young LLP ("Ernst & Young"), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. The independent registered public accounting firm is also responsible for expressing opinions on management's assessment of the effectiveness of the Company's internal control over financial reporting and on the effectiveness of the Company's internal control over financial reporting. Although the Board is the ultimate authority for effective corporate governance, including oversight of the management of the Company, the Audit committee's purpose is to assist the Board in fulfilling its responsibilities by overseeing these processes, as well as overseeing the qualifications and performance of the Company's independent registered public accounting firm.

     The Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company's independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of service contemplated and the related fees, to be rendered by the firm during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees approved by the Audit Committee. For each category of proposed service, the independent accounting firm is required to confirm that the provision of such services does not impair their independence. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided [as noted in the table below] were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

     We reviewed and discussed the audited consolidated financial statements and related footnotes for the fiscal year ended June 29, 2008 with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. We also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards 61, as amended (communication with Audit Committees). We received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and discussed with Ernst Young their independence; and discussed with Ernst & Young their independence. This review included a discussion with management and the independent registered public accounting firm of the quality (and not merely the acceptability) of the Company's accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company's Financial Statements, including the disclosures relating to critical accounting policies.

     Based on the reports, discussions and reviews described in this report, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 29, 2008, for filing with the Securities and Exchange Commission. We also selected Ernst & Young as the independent registered public accounting firm for Fiscal 2009. The Board is recommending that shareholders ratify that selection at the Annual Meeting.

Audit Committee
John J. Conefry, Jr. (Chairman)
Lawrence Calcano
Jeffrey C. Walker

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to beneficial ownership of the Company's Class A common stock and Class B Common Stock, as of October 8, 2008, or as of the dates referenced below for (i) each person known by the Company to beneficially own more than 5% of each class; (ii) each Director; (iii) each Named Executive Officer; and (iv) all of the Company's Directors and Executive Officers as a group. Beneficial ownership is determined in accordance with the rules of the commission and includes voting or investment power with respect to the securities. Unless otherwise indicated, the address for those listed below is c/o 1-800-FLOWERS.COM, Inc., One Old Country Road, Suite 500, Carle Place, NY 11514. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options held by such persons that are exercisable within 60 days of October 8, 2008, but excludes shares of Common Stock underlying options held by any other person. Percentage of beneficial ownership is based on 26,676,634 shares of Class A Common Stock and 36,858,465 shares of Class B Common Stock outstanding as of October 8, 2008.

                                                              Shares                    % of Shares
                                                       Beneficially Owned            Beneficially Owned
                                                       ------------------            ------------------
                                                       A Shares     B Shares         A Shares     B Shares
                                                       --------     --------         --------     --------

Name
5% Stockholders:
RLR Capital Partners, LP (1)                           1,652,659            -          6.2%              -
AXA (2)                                                1,643,693            -          6.2%              -
Tocqueville Asset Management L.P. (3)                  1,620,675            -          6.1%              -
Eagle Boston Investment
Management, Inc. (4)                                   1,389,122            -          5.2%              -

Directors, not including CEO and President:
Lawrence Calcano (5)                                      25,000            -          0.1%              -
James Cannavino (6)                                       60,000            -          0.2%              -
John J. Conefry (7)                                       48,700            -          0.2%              -
Leonard J. Elmore (8)                                     55,000            -          0.2%              -
Jan L. Murley (9)                                          2,500            -            -               -
Jeffrey C. Walker (10)                                    43,000            -          0.2%              -

Named Executive Officers:
James F. McCann (11)                                     860,454   35,914,905          3.1%           97.4%
William E. Shea (12)                                     405,348            -          1.5%              -
Christopher G. McCann (13)                             2,067,631    2,903,178          7.2%            7.9%
Timothy J. Hopkins (14)                                  135,243            -          0.5%              -
Gerard M. Gallagher (15)                                 540,075            -          2.0%              -

Directors and Executive Officers as
    a Group (13 persons) (16)                          4,282,950   36,765,545         14.0%           99.7%

-------------------------
*        Indicates less than 0.1%.

(1) This information is based on the Schedule 13D Amendment No. 1 filed with the SEC by RLR Capital Partners, LP ("RLR") and Robert L. Rosen on January 1, 2008 for shares held as of December 31, 2007. The reporting persons reported that they have shared voting power and shared dispositive power over all of the shares of Class A Common stock. The reporting persons reported that RLR's principal business is to serve as the investment manager of funds and/or accounts, including RLR Focus Master Fund, LP, the holder of the Class A Shares set forth in the Schedule 13D. RLR Capital Partners GP, LLC (the "Manager") is the sole general partner of RLR. Mr. Robert Rosen is the managing member of the Manager. The address of RLR Capital Partners, LP and Robert L. Rosen is 152 West 57th Street, 21st Floor, New York, New York 10019.

(2) This information is based on the Schedule 13G Amendment No. 2 filed with the SEC by AXA Financial, Inc.; AXA, which owns AXA Financial, Inc.; and AXA Assurances I.A.R.D. Mutuelle ("IARD"), AXA Assurances Vie Mutuelle ("Vie") and AXA Courtage Assurance Mutuelle (collectively with IARD and Vie, the "Mutuelles AXA"), as members of a group, on February 14, 2008 for shares beneficially owned as of December 31, 2007. According to the filing, AXA Rosenberg Investment Management LLC, as to which AXA serves as parent holding company, has sole power to vote or direct the vote of 624,284 shares of Class A Common Stock and the sole power to dispose or direct the disposition of 1,614,893 shares of class A Common Stock. AXA Financial, Inc.'s subsidiary, AllianceBernstein L.P., has sole power to dispose or direct the disposition of 27,800 shares of Class A Common Stock, and AXA Financial, Inc.'s subsidiary, AXA Equitable Life Insurance Company, has sole power to vote or direct the vote and the sole power to dispose or direct the disposition of 1,000 shares of Class A Common Stock. The address of the Mutuelles AXA is 26, rue Drout, 75009 Paris, France, the address of AXA is 25, avenue Matignon, 75008 Paris, France, and the address of AXA Financial, Inc. is 1290 Avenue of the Americas, New York, New York 10104.

(3) This information is based on the Schedule 13G Amendment No. 1 filed with the SEC by Tocqueville Asset Management L.P. on February 14, 2008 for shares held as of December 31, 2007. The address of Tocqueville Asset Management L.P. is 40 West 57th Street, New York, New York 10019.

(4) This information is based on the Schedule 13G/A filed with the SEC by Eagle Boston Investment Management on January 24, 2008 for shares held as of December 31, 2007. The address of Eagle Boston Investment Management is 4 Liberty Square, Boston, Massachusetts 02109.

(5) Includes 20,000 shares of Class A Common Stock that may be acquired within 60 days of October 8, 2008 through the exercise of stock options. Mr. Calcano's address is c/o Calcano Capital Advisors, Inc., 140 Greenwich Avenue, Greenwich, CT 06830

(6) Includes 10,000 shares of Class A Common Stock that may be acquired within 60 days of October 8, 2008 through the exercise of stock options. Mr. Cannavino's address is c/o Direct Insite Corporation, 80 Orville Drive, Bohemia, NY 11716.

(7) Includes 35,000 shares of Class A Common Stock that may be acquired within 60 days of October 8, 2008 through the exercise of stock options. Mr. Conefry's address is c/o Astoria Federal Savings, One Astoria Federal Plaza, Lake Success, New York 11042.

(8) Includes 55,000 shares of Class A Common Stock that may be acquired within 60 days of October 8, 2008through the exercise of stock options. Mr. Elmore's address is c/o Drier LLP, 499 Park Avenue, New York, New York 10022.

(9) Ms. Jan Murley's address is c/o 1-800-FLOWERS.COM, INC., One Old Country Road, Suite 500, Carle Place, NY 11514.

(10) Mr. Walker's address is c/o 1-800-FLOWERS.COM, INC., One Old Country Road, Suite 500, Carle Place, NY 11514.


(11) Includes (a) 792,540 shares of Class A Common Stock that may be acquired within 60 days of October 8, 2008 through the exercise of stock options,
     (b) 5,875,000 shares of Class B Common Stock held by limited partnerships, of which Mr. J. McCann is a limited partner and does not exercise control and of which he disclaims beneficial ownership, (c) 52,548 shares of Class B Common Stock held by The McCann Charitable Foundation, Inc., of which Mr.
     J. McCann is a Director and the President; and (d) 13,744,149 shares of Class B Common Stock held by five Grantor Retained Annuity Trusts of which Mr. J. McCann is the Trustee.

(12) Includes 383,000 shares of Class A Common Stock that may be acquired within 60 days of October 8, 2008 through the exercise of stock options.

(13) Includes (a) 1,879,382 shares of Class A Common Stock that may be acquired within 60 days of October 8, 2008 through the exercise of stock options,
     (b) 2,000,000 shares of Class B Common Stock held by a limited partnership, of which Mr. C. McCann is a general partner and exercises control, and (c) 52,548 shares of Class B Common Stock held by The McCann Charitable Foundation, Inc., of which Mr. C. McCann is a Director and Treasurer.

(14) Includes 120,000 shares of class A Common Stock that may be acquired within 60 days of October 8, 2008 through the exercise of stock options.

(15) Includes 502,300 shares of Class A Common Stock that may be acquired within 60 days of October 8, 2008 through the exercise of stock options.

(16) Includes (a) 3,817,222 shares of Class A Common stock that may be acquired within 60 days of October 8, 2008 through the exercise of stock options.

Certain Business Relationships with Directors and Officers

     The Company has a policy providing that all material transactions between it and one or more of its Directors, Executive Officers, nominees for Director or a member of their immediate families must be approved either by a majority of the disinterested members of the Board or by the stockholders of the Company.

     The Company's legal and finance staff is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. This includes inquiries of its Directors and Officers. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person, are disclosed in the Company's proxy statement. The Company considers individual transactions, or any series of transactions which, in the aggregate exceed $120,000, to be material and requiring of disclosure.

     Below are the transactions that occurred during Fiscal 2008 in which, to the Company's knowledge, the Company was or is a party, in which the amount involved exceeded $120,000, and in which any Director, Director nominee, Executive Officer, holder of more than 5% of the Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

     For Fiscal 2008, the Company entered into an agreement with Julie Mulligan, the sister of Directors and Executive Officers, James F. McCann and Christopher
G. McCann, pursuant to which Ms. Mulligan was employed as a Personality Expert Designer. The agreement was unanimously approved by the Independent Directors of the Board. Ms. Mulligan's compensation for Fiscal 2008 was $340,307, consisting of $130,000 in base salary and $210,307 in earned floral sales commissions for sales of products designed by Ms. Mulligan for the Company. In consideration for the floral sales commissions paid to Ms. Mulligan described above, Ms. Mulligan was not eligible to receive any cash bonus under the Company's annual cash incentive plan ("Sharing Success Program"). During Fiscal 2008, Ms. Mulligan was awarded, pursuant to the 2003 Plan, 2,000 shares of restricted stock. The grant date for these awards was October 26, 2007. The restricted stock vests 100% on the third anniversary of the grant date, assuming Ms. Mulligan remains employed by the Company as of that time.

     Gerard M. Gallagher, our General Counsel, Senior Vice President of Business Affairs and Corporate Secretary, is the founder and managing partner in the law firm of Gallagher, Walker, Bianco & Plastaras based in Mineola, New York. Compensation for Mr. Gallagher's services are paid to the law firm. The Company, with the approval of the Board, also pays the law firm fees for services rendered by other members of the firm on the Company's behalf.

     This section titled "Summary Compensation Table" sets forth the cash compensation paid in Fiscal 2008 by the Company to the firm for services provided by Mr. Gallagher. For legal services provided by the other members of the firm the Company paid $465,919 in fees and $37,192 in disbursements. The Company believes that collectively these fees and disbursements are fair and reasonable.

     Jan L. Murley, a member of our Board of Directors, began serving as our Interim President of Consumer Floral Brands business segment on September 15, 2008. Ms. Murley began acting as a consultant for the Company on June 30, 2008 and resigned from the Audit Committee and Compensation Committee upon commencement of such consulting service. Ms. Murley's compensation for her services as Interim President is $15,385 on a bi-weekly basis and she is eligible to receive a performance bonus for Fiscal 2009 of up to $200,000 based 75% on satisfactory attainment of the Consumer Floral Brands business segment's revenue growth and profitability and 25% on the Company's Fiscal 2009 EBITDA targets. Except for her participation in the 2003 Plan, Ms. Murley does not participate in any Company benefit or other plans.

     David  Taiclet,  our  President  of Gourmet  Food & Gift  Baskets  business segment, has an 18.25% ownership interest in Dynamic Confections, Inc. ("Dynamic"). In Fiscal 2008, certain of the Company's subsidiaries purchased $491,183 worth of candy goods from the subsidiaries of Dynamic. Mr. Taiclet, together with his wife, also has a 7.3% beneficial ownership interest in OLB Partners, LLP ("OLB"), which entity leases 19 retail locations to Fannie May Confections, Inc. In Fiscal 2008, the lease payments to OLB totaled $1,360,384. Both of Mr. Taiclet's interests predate the Company's 2006 acquisition of Fannie May Confections Brands, Inc., were disclosed to the Company prior to the closing on that acquisition and such ongoing relationships were approved by the Board of Directors.

                                   PROPOSAL 2

                     RATIFICATION OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending June 28, 2009, and the Board is asking stockholders to ratify such selection at the Annual Meeting. The stockholders' ratification of the appointment of Ernst & Young LLP will not impact the Audit Committee's responsibility pursuant to its charter, to appoint, replace and discharge the independent auditors. In the event the stockholders fail to ratify this selection, the matter of the selection of independent auditors will be reconsidered by the Board of Directors.

Fees Paid to Ernst & Young LLP

     The following table shows the fees that the Company paid or accrued for audit and other services provided by E & Y for Fiscal 2008 and Fiscal 2007, all of which were approved by the Audit committee.



                                            2008              2007
                                       ---------------   ---------------
           Audit Fees                     $515,000           $475,000
           Audit-Related Fees              125,000            108,000
           Tax Fees                         35,000             91,000
           All Other Fees                        -                  -
                                       ---------------   ---------------
           Total                          $675,000           $674,000
                                       ===============   ===============

     Audit Fees. Fees for audit services include fees associated with the annual audit, including the Company's annual report on Form 10-K, consents and reviews of the Company's quarterly reports on Form 10-Q. These fees also include the audit of management's assessment of internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002.

     Audit-Related Fees. Fees for audit-related services include audits and assurance services related to the Company's benefit plans and separate financial statements for its franchise operations, as well as due diligence services in connection with acquisitions.

     Tax Fees. Fees for tax service include tax compliance, tax advice and tax planning.

     All Other Fees. Consists of other fees not reported in the above categories.

     Audit Committee Pre-Approval Policies and Procedures. The Audit Committee pre-approves all audit, audit-related and non-audit services (including tax services) provided by the independent registered public accounting firm. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service. The independent registered public accounting firm and the Company's management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, including fees for the services performed to date. In addition, the Audit Committee also may pre-approve particular services on a case-by-case basis, as required.

     The affirmative vote of a plurality of the Company's outstanding Common Stock present in person or by proxy is required to ratify the appointment of the independent registered accounting firm. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the ratification of ERNST & YOUNG LLP as the Company's independent registered public accounting firm for Fiscal 2009. A representative of ERNST & YOUNG LLP will attend the Annual Meeting with the opportunity to make a statement if he or she so desires and will also be available to answer inquiries.

                THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION
              AND APPROVAL OF THE SELECTION OF ERNST & YOUNG LLP TO
         SERVE AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                              FIRM FOR FISCAL 2009.

                                  OTHER MATTERS

     The Board of Directors does not intend to bring any other business before the Annual Meeting, and so far as is known to the Board, no matters are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in their discretion on such matters.

                STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

     Shareholders who, in accordance with Commission Rule 14a-8 wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year's Annual Meeting Proxy Statement must submit their proposals so that they are received at the Company's principal executive offices no later than the close of business on June 26, 2009. As the rules of the Commission make clear, simply submitting a proposal does not guarantee that it will be included.

     In accordance with our Bylaws, in order to be properly brought before the 2009 Annual Meeting, a shareholder's notice of the matter the shareholder wishes to present, or the person or persons the shareholder wishes to nominate as a director, must be delivered to the secretary of the Company at its principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary date of the 2008 Annual Meeting date. As a result, any notice given a shareholder pursuant to these provisions of our Bylaws (and not pursuant to the Commission's Rule 14a-8) must be received no earlier than August 5, 2009 and no later than September 4, 2009. If, however, our 2009 Annual Meeting date is advanced by more than 30 days before, or delayed more than 70 days after, the one year anniversary of the 2008 Annual Meeting date, then proposals must be received no earlier than the close of business on the 120th day prior to the 2009 Annual Meeting and not later than the close of business on the later of the 90th day before the 2009 Annual Meeting or the 10th day following the date on which the 2009 Annual Meeting date is publicly announced.

     To be in proper form, a shareholder's notice must include the specified information concerning the proposal or nominee as described in our Bylaws. A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaws and Commission requirements. The Company will not consider any proposal or nomination that does not meet the Bylaws requirements and the Commission's requirements for submitting a proposal or nomination. Notices of intention to present proposals at the 2008 Annual Meeting should be addressed to Corporate Secretary, 1-800-FLOWERS.COM, Inc., One Old Country Road, Suite 500, Carle Place, New York 11514. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                             SOLICITATION OF PROXIES

     Proxies are being solicited by the Board of Directors of the Company. Proxies may be solicited by officers, Directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. Such solicitations may be made personally or by mail, facsimile, telephone, telegraph, messenger, or via the Internet. The Company may pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for expenses of forwarding solicitation materials to their principals. All of the costs of solicitation will be paid by the Company.

                           ANNUAL REPORT ON FORM 10-K

     The Company will provide without charge to each beneficial holder of its Common Stock on the Record Date who did not receive a copy of the Company's Annual Report for the fiscal year ended June 29, 2008, on the written request of such person, a copy of the Company's Annual Report on Form 10-K as filed with the Commission. Any such request should be made in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement.


                                       By order of the Board of Directors


                                       /s/ James F. McCann


                                       -----------------------------------
                                       James F. McCann
                                       Chairman of the Board and Chief Executive
                                       Officer

Carle Place, New York
October 24, 2008


                 1-800-FLOWERS.COM,  INC.                                          Shareholder Meeting to be held on 12/03/08

                  ** IMPORTANT NOTICE **                                                     Proxy Materials Available

      Regarding the Availability of Proxy Materials                              o   Notice and Proxy Statement
                                                                                 o   Annual  Report
You are  receiving  this  communication  because  you hold  shares  in the above company,  and the  materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

                                                                                PROXY MATERIALS - VIEW OR RECEIVE You can choose to
                                                                                view the materials online or receive a paper or
                                                                                e-mail copy. There is NO charge for requesting a
                                                                                copy. Requests, instructions and other inquiries
                                                                                will NOT be forwarded to your investment advisor.

                                                                                To facilitate timely delivery please make the
                                                                                request as instructed below on or before 11/19/08.

                                                                                HOW TO VIEW MATERIALS VIA THE INTERNET
                                                                                ----------------------------------------------------
                                                                                Have  the  12 Digit Control  Number(s) available and
                                                                                visit:  www.proxyvote.com

                                                                                HOW TO REQUEST A COPY OF MATERIALS
                                                                                ---------------------------------------------------
                                                                                1)  BY  INTERNET -  www.proxyvote.com
                                                                                2)  BY  TELEPHONE  -  1-800-579-1639
                                                                                3)  BY  E-MAIL*  - sendmaterial@proxyvote.com

                                                                                *If requesting materials by e-mail, please send a
                                                                                blank e-mail with the 12 Digit Control Number
                                                                                (located on the following page) in the subject line.




  See the Reverse Side for Meeting Information and Instructions on How to Vote





  Meeting Information

  Meeting  Type:     Annual
  Meeting Date:      12/03/08
  Meeting  Time:     9:00 A.M. EST For holders as of: 10/08/08

  Meeting Location:

  Fourth Floor Conference Room
  One Old Country Road
  Carle Place, NY 11514                                                         How To Vote

                                                                                Vote In Person
                                                                                ---------------------------------------------------

                                                                                Should you choose to vote these shares in person at
                                                                                the meeting you must request a "legal proxy". To
                                                                                request a legal proxy please follow the instructions
                                                                                at www.proxyvote.com or request a paper copy of the
                                                                                materials. Many stockholder meetings have attendance
                                                                                requirements including, but not limited to, the
                                                                                possession of an attendance ticket issued by the
                                                                                entity holding the meeting. Please check the meeting
                                                                                materials for any special requirements for meeting
                                                                                attendance.

                                                                                To vote now by Internet, go to  WWW.PROXYVOTE.COM.
                                                                                Use the Internet to transmit your voting
                                                                                instructions  and for  electronic  delivery of
                                                                                information up until 11:59 P.M. Eastern Time the day
                                                                                before the cut-off date or meeting  date.  Have
                                                                                your notice in hand when you access the web site and
                                                                                follow the instructions.


               Voting  items

1. ELECTION OF DIRECTORS (for terms as described in the Proxy Statement) FOR all nominees below: 01) James F. McCann 02) Christopher G. McCann

2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending June 28, 2009 as described in the Proxy Statement.


The Board of Directors recommends a vote FOR all nominees and FOR Proposal 2.

                                 (Form of Proxy)

       1-800-FLOWERS.COM, INC. ONE OLD COUNTRY ROAD CARLE PLACE, NY 11514

VOTE  BY  INTERNET  -  www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage- paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                    FLOWR1        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------           -------------------------------------------------------

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                           DETACH AND RETURN THIS PORTION ONLY




1-800-FLOWERS.COM,  INC.




 Vote on Directors              For All Withhold All For All Except             To withhold authority to vote for any individual
                                                                                nominee(s), mark "For All Except" and write the
  1. ELECTION OF DIRECTORS        0            0             0                  number(s) of the nominee(s) on the line below.
     (for terms as described in the Proxy Statement)
     FOR all nominees below:

     01) James F. McCann
     02) Christopher G. McCann


      Vote on Proposal
                                                                                                  For   Against   Abstain
  2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                  0      0         0
     Proposal to ratify the appointment of Ernst & Young LLP as the
     Company's independent registered public accounting firm for the fiscal year ending June 28, 2009 as described in the Proxy Statement.


     The Board of Directors recommends a vote FOR all nominees and FOR Proposal

Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title and, if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If the stockholder is a partnership, please sign full partnership name by an authorized person.




Signature [PLEASE SIGN WITHIN BOX]    Date      Signature (Joint Owners) Date

                               1-800-FLOWERS.COM,
                                      INC.
             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - December 3,
             2008 (This Proxy is solicited by the Board of Directors
                                 of the Company)

     The undersigned stockholder of 1-800-FLOWERS.COM, INC. hereby appoints Gerard M. Gallagher, Corporate Secretary, with full power of substitution, as proxy to vote the shares of stock, in accordance with the undersigned's specifications, which the undersigned could vote if personally present at the Annual Meeting of Stockholders of 1-800-FLOWERS.COM, INC. to be held at One Old Country Road, Carle Place, New York 11514, Fourth Floor Conference Room (the "Meeting Place"), on Wednesday, December 3, 2008 at 9:00 a.m. eastern standard time or any adjournment thereof.

     UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AS DIRECTORS, "FOR" RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 28, 2009, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY AS TO OTHER MATTERS WHICH PROPERLY COME BEFORE THE ANNUAL MEETING.

     All of the proposals set forth are proposals of the Company. None of the proposals is related to or conditioned upon approval of any other proposal.